United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21904

(Investment Company Act File Number)

Federated MDT Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 07/31/19

Date of Reporting Period: 07/31/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
July 31, 2019
Share Class | Ticker	A | QAACX	C | QCACX	Institutional | QIACX	R6 | QKACX

Federated MDT All Cap Core Fund
Fund Established 2002

A Portfolio of Federated MDT Series
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated MDT All Cap Core Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2018 through July 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT All Cap Core Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended July 31, 2019, was 7.80% for Class A Shares, 6.96% for Class C Shares, 8.08% for Institutional Shares and 8.08% for Class R6 Shares. The total return for the Russell 3000® Index (R3000),1 the Fund's broad-based securities market index, was 7.05% for the same period. The total return of the Morningstar Large Blend Funds Average (MLBFA),2 a peer group average for the Fund, was 6.02% during the same period. The Fund's and MLBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R3000.
During the reporting period, the Fund's investment strategy focused on stock selection. This was the most significant factor affecting the Fund's performance relative to the R3000 during the period.
The following discussion will focus on the performance of the Fund's Class R6 Shares.
Market Overview
During the reporting period, overall domestic equity market performance was moderately strong as evidenced by the 7.05% return of the whole-market R3000. Larger cap stocks had a much better year than small cap stocks.3 The Russell Top 200® Index4 returned 8.51% and the Russell Midcap® Index5 returned 6.71%, but both the small-cap Russell 2000® Index6 and the very small-cap Russell Microcap® Index7 fell (returns of -4.42% and -11.55%, respectively). For style, this was the third fiscal year in a row that growth stocks led value stocks by a substantial margin. During the reporting period, the Russell 3000® Growth Index8 returned 9.88% and the Russell 3000® Value Index9 returned 4.23%. The widest difference between the growth and value styles was in the midcap range, where the Russell Midcap® Growth Index10 returned 14.15%, and the Russell Midcap Value Index11 returned 1.78%.
The best performing sectors in the R3000 during the reporting period were Information Technology (17.06%), Utilities (16.65%) and Real Estate (13.24%). Underperforming sectors during the same period included Energy (-19.42%), Materials (-3.94%) and Financials (2.77%).
Annual Shareholder Report
1

STOCK SELECTION
When looking at the Fund's outperformance in terms of fundamental and technical characteristics during this growth-oriented period, most of the Fund's outperformance relative to the R3000 was driven by growth-oriented stocks with neutral to high analyst conviction and weaker value characteristics. Stocks with strong value characteristics, particularly high structural earnings (a measure of earnings repeatability), detracted from performance. The Fund's sector exposures remained close to R3000 weights at the end of the period except for an underweight in the Real Estate sector (the Fund did not invest in the Real Estate sector during the period). Strong stock selection in the Information Technology, Energy and Consumer Discretionary sectors contributed the most to the Fund's outperformance. There was a small offset created by the Fund's underweight in the Real Estate sector.
Individual stocks enhancing the Fund's performance during the reporting period included Global Payments Inc., Veeva Systems Inc., Stryker Corporation and Live Nation Entertainment, Inc.
Individual stocks detracting from the Fund's performance during the reporting period included Microsoft Corporation and Align Technology, Inc. Microsoft outperformed the R3000 but was underweighted by the Fund, and Align Technology underperformed the R3000 and was overweighted by the Fund. Align Technology had been the top contributor to performance during the year ended July 31, 2018.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the Russell 3000® Index.
2	Morningstar has assigned the Fund to the Morningstar Large Cap Value Funds Average peer group, however, the MLBFA is being used for comparison purposes. The Fund invests in both value and growth stocks and therefore the Fund's Adviser believes that the MLBFA is more reflective of the Fund's investment style. Please see the footnotes to the line graphs below for definitions of, and further information about, the MLBFA.
3	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
4	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
5	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
6	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000®
Annual Shareholder Report
2

Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
7	The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap® Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges and is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics.*
8	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
9	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
10	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.*
11	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT All Cap Core Fund (the “Fund”) from July 31, 2009 to July 31, 2019, compared to the Russell 3000® Index (R3000)2 and the Morningstar Large Blend Funds Average (MLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2019
■	Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2019
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	1.86%	8.85%	12.41%
Class C Shares	5.97%	9.25%	12.17%
Institutional Shares	8.08%	10.40%	13.36%
Class R6 Shares[4]	8.08%	10.07%	12.77%
R3000	7.05%	10.96%	13.98%
MLBFA	6.02%	9.42%	12.52%
Annual Shareholder Report
4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000 and MLBFA have been adjusted to reflect reinvestment of dividends of securities.
2	The R3000 measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The R3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R3000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2019, the Fund's index composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	21.4%
Financials	14.4%
Health Care	13.1%
Consumer Discretionary	11.4%
Industrials	10.6%
Communication Services	8.2%
Consumer Staples	7.3%
Energy	5.5%
Materials	3.2%
Utilities	2.7%
Securities Lending Collateral[2]	0.1%
Cash Equivalents[3]	2.4%
Other Assets and Liabilities—Net[4]	(0.3)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
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Portfolio of Investments
July 31, 2019
Shares			Value
		COMMON STOCKS—97.8%
		Communication Services—8.2%
4,370	[1]	AMC Networks, Inc.	$233,271
24,694		AT&T, Inc.	840,831
1,284	[1]	Alphabet, Inc., Class A	1,564,169
110		Cable One, Inc.	133,848
21,466	[1]	Charter Communications, Inc.	8,272,567
20,698	[1]	Facebook, Inc.	4,020,172
2,119	[1]	IAC Interactive Corp.	506,547
107,822	[1]	Live Nation Entertainment, Inc.	7,769,653
43,653	[1]	MSG Networks, Inc.	828,970
35,402		Verizon Communications, Inc.	1,956,669
16,508		Viacom, Inc., Class B	501,018
		TOTAL	26,627,715
		Consumer Discretionary—11.4%
8,000		Abercrombie & Fitch Co., Class A	151,440
490	[1]	Amazon.com, Inc.	914,722
8,712	[1]	American Outdoor Brands Corp.	83,984
2,347	[1]	AutoZone, Inc.	2,635,775
16,403	[2]	Bed Bath & Beyond, Inc.	159,273
12,101	[1]	Burlington Stores, Inc.	2,187,256
1,875	[1]	Chipotle Mexican Grill, Inc.	1,491,619
3,520	[2]	Dillards, Inc., Class A	256,186
17,549		Dunkin' Brands Group, Inc.	1,406,728
79,965		eBay, Inc.	3,293,758
35,142		Expedia Group, Inc.	4,664,749
35,900		Ford Motor Co.	342,127
9,671	[1]	Fossil, Inc.	106,768
15,062		Goodyear Tire & Rubber Co.	206,801
15,827		Harley-Davidson, Inc.	566,290
13,204		Hilton Worldwide Holdings, Inc.	1,274,846
18,331		Home Depot, Inc.	3,917,151
4,881		Kohl's Corp.	262,891
3,400	[1]	Libbey, Inc.	5,746
32,501		Lowe's Cos., Inc.	3,295,601
8,145	[1]	Lululemon Athletica, Inc.	1,556,428
6,306	[1]	Planet Fitness, Inc.	496,030
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS—continued
		Consumer Discretionary—continued
13,397		Ralph Lauren Corp.	$1,396,369
6,512	[1]	Skechers USA, Inc., Class A	247,065
13,563	[2]	Tailored Brands, Inc.	66,052
7,692		Target Corp.	664,589
7,454	[1]	Tempur Sealy International, Inc.	597,960
8,419		Toll Brothers, Inc.	302,831
7,554		Tupperware Brands Corp.	115,652
31,450		Wyndham Destinations, Inc.	1,480,037
26,311		Yum! Brands, Inc.	2,960,514
		TOTAL	37,107,238
		Consumer Staples—7.3%
4,837		Colgate-Palmolive Co.	347,006
4,773		Costco Wholesale Corp.	1,315,582
20,347	[1]	Dean Foods Co.	29,503
33,620		Estee Lauder Cos., Inc., Class A	6,192,468
7,300		Fresh Del Monte Produce, Inc.	221,409
28,034	[1]	Herbalife Ltd.	1,149,955
2,069		Ingredion, Inc.	159,913
40,237		Kimberly-Clark Corp.	5,458,149
16,514		Lamb Weston Holdings, Inc.	1,108,420
46,008		PepsiCo, Inc.	5,880,282
9,509	[1]	Post Holdings, Inc.	1,019,555
1,236		Procter & Gamble Co.	145,897
12,745		Sysco Corp.	873,925
		TOTAL	23,902,064
		Energy—5.5%
60,069		Chevron Corp.	7,395,095
14,890		Continental Resources, Inc.	553,461
70,560		EOG Resources, Inc.	6,057,576
39,101		Exxon Mobil Corp.	2,907,550
16,659		HollyFrontier Corp.	829,118
42,289	[1]	Noble Corp. PLC	94,305
		TOTAL	17,837,105
		Financials—14.4%
76,245		Allstate Corp.	8,188,713
32,960		American International Group, Inc.	1,845,430
13,800		Ameriprise Financial, Inc.	2,008,038
12,621	[1]	Athene Holding Ltd.	515,694
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS—continued
		Financials—continued
19,891		Bank of America Corp.	$610,256
65,596		Citigroup, Inc.	4,667,811
30,146		Citizens Financial Group, Inc.	1,123,240
15,016		Everest Re Group Ltd.	3,703,546
29,600		Fifth Third Bancorp	878,824
8,201	[1]	Green Dot Corp.	415,709
17,200		Huntington Bancshares, Inc.	245,100
35,447		JPMorgan Chase & Co.	4,111,852
30,200		KeyCorp	554,774
11,250		LPL Investment Holdings, Inc.	943,538
29,651		M & T Bank Corp.	4,870,177
7,153		MSCI, Inc., Class A	1,625,448
357		Marketaxess Holdings, Inc.	120,323
25,900		Navient Corp.	366,485
3,442		PNC Financial Services Group	491,862
30,652		Popular, Inc.	1,764,329
34,021		Progressive Corp., OH	2,755,021
28,531		Prudential Financial, Inc.	2,890,476
12,989		RenaissanceRe Holdings Ltd.	2,352,957
2,673		Synchrony Financial	95,907
		TOTAL	47,145,510
		Health Care—13.1%
13,462	[1]	Alexion Pharmaceuticals, Inc.	1,525,110
1,153	[1]	Amedisys, Inc.	158,987
1,152		AmerisourceBergen Corp.	100,397
7,102		Anthem, Inc.	2,092,320
21,989	[1]	Biogen, Inc.	5,229,424
10,836		Bristol-Myers Squibb Co.	481,227
464		Chemed Corp.	188,101
20,834	[1,2]	Community Health Systems, Inc.	42,710
14,675		Eli Lilly & Co.	1,598,841
61,040		HCA Healthcare, Inc.	8,149,450
3,749	[1]	IDEXX Laboratories, Inc.	1,057,405
15,052	[1]	Incyte Genomics, Inc.	1,278,216
7,440	[1]	Ionis Pharmaceuticals, Inc.	489,998
14,274	[1]	Jazz Pharmaceuticals PLC.	1,989,510
1,434		McKesson Corp.	199,254
1,231	[1]	Mettler-Toledo International, Inc.	931,559
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
3,360	[1]	Mirati Therapeutics, Inc.	$355,488
4,765	[1]	Molina Healthcare, Inc.	632,697
1,633	[1]	Orthofix Medical, Inc.	87,284
34,827		Stryker Corp.	7,306,008
552		UnitedHealth Group, Inc.	137,454
34,899	[1]	Veeva Systems, Inc.	5,789,744
17,446	[1]	Vertex Pharmaceuticals, Inc.	2,906,853
		TOTAL	42,728,037
		Industrials—10.6%
9,100		AGCO Corp.	700,700
6,465		Allison Transmission Holdings, Inc.	297,067
12,535		Boeing Co.	4,276,691
20,059		CSX Corp.	1,412,154
2,140		Caterpillar, Inc.	281,774
3,243	[1]	CoStar Group, Inc.	1,995,742
11,779		Delta Air Lines, Inc.	718,990
5,086		Deluxe Corp.	226,937
4,916		Fortune Brands Home & Security, Inc.	270,085
1,696		GATX Corp.	130,355
359		Grainger (W.W.), Inc.	104,480
25,860		Heico Corp.	3,536,355
6,610		Insperity, Inc.	702,973
21,800	[1]	Jet Blue Airways Corp.	419,214
6,829		Kennametal, Inc.	236,147
3,362		L3Harris Technologies, Inc.	697,951
15,298		Lennox International, Inc.	3,923,631
25,327		Lockheed Martin Corp.	9,172,680
52,571		PACCAR, Inc.	3,687,330
14,360	[1]	SPX Corp.	501,164
3,016		SkyWest, Inc.	183,101
11,499	[1]	United Airlines Holdings, Inc.	1,056,873
3,060	[1]	WESCO International, Inc.	155,264
		TOTAL	34,687,658
		Information Technology—21.4%
10,542	[1]	Adobe, Inc.	3,150,582
7,796	[1]	Ansys, Inc.	1,583,524
12,790		Apple, Inc.	2,724,782
8,424	[1]	Atlassian Corp. PLC	1,180,371
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
31,765	[1]	Autodesk, Inc.	$4,960,740
51,107		Automatic Data Processing, Inc.	8,510,338
12,897		Booz Allen Hamilton Holding Corp.	886,669
2,396		CDW Corp.	283,111
68,779	[1]	Cadence Design Systems, Inc.	5,083,456
9,670		DXC Technology Co.	539,296
1,827	[1]	Fair Isaac & Co., Inc.	634,736
3,770	[1]	FleetCor Technologies, Inc.	1,071,321
30,100	[1]	Fortinet Inc.	2,417,331
45,446		Global Payments, Inc.	7,631,292
44,378		Hewlett-Packard Co.	933,713
7,884	[1]	HubSpot, Inc.	1,409,029
17,267		Intel Corp.	872,847
11,765		Intuit, Inc.	3,262,552
3,745	[1]	Keysight Technologies, Inc.	335,252
27,375		Mastercard, Inc.	7,453,391
24,457		Microsoft Corp.	3,332,755
16,514		NetApp, Inc.	965,904
7,224	[1]	Paycom Software, Inc.	1,739,178
7,818	[1]	PayPal, Inc.	863,107
9,338	[1]	Salesforce.com, Inc.	1,442,721
4,200	[1]	Sanmina Corp.	133,350
5,468	[1]	ServiceNow, Inc.	1,516,769
2,404		Universal Display Corp.	507,436
27,428		Vishay Intertechnology, Inc.	466,276
11,900	[1]	WEX, Inc.	2,595,033
18,900		Western Union Co.	396,900
2,493		Xilinx, Inc.	284,726
7,946	[1]	Zscaler, Inc.	669,609
		TOTAL	69,838,097
		Materials—3.2%
40,800		Domtar, Corp.	1,731,960
104,611		DuPont de Nemours, Inc.	7,548,730
37,454		Mosaic Co./The	943,466
2,471		Reliance Steel & Aluminum Co.	246,977
		TOTAL	10,471,133
		Utilities—2.7%
24,600		AES Corp.	413,034
Annual Shareholder Report
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Shares		Value
	COMMON STOCKS—continued
	Utilities—continued
44,605	Consolidated Edison Co.	$3,789,641
33,353	Edison International	2,486,132
28,304	Exelon Corp.	1,275,378
18,501	NiSource, Inc.	549,295
2,481	Pinnacle West Capital Corp.	226,317
	TOTAL	8,739,797
	TOTAL COMMON STOCKS (IDENTIFIED COST $291,497,344)	319,084,354
	INVESTMENT COMPANIES—2.5%
491,528	Federated Government Obligations Fund, Premier Shares, 2.25%[3]	491,528
7,701,438	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.39%[3]	7,703,749
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $8,195,277)	8,195,277
	TOTAL INVESTMENT IN SECURITIES—100.3% (IDENTIFIED COST $299,692,621)[4]	327,279,631
	OTHER ASSETS AND LIABILITIES - NET—(0.3)%[5]	(898,266)
	TOTAL NET ASSETS—100%	$326,381,365
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2019, were as follows:
	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 7/31/2018	740,143	4,824,255	5,564,398
Purchases/Additions	22,320,512	85,456,752	107,777,264
Sales/Reductions	(22,569,127)	(82,579,569)	(105,148,696)
Balance of Shares Held 7/31/2019	491,528	7,701,438	8,192,966
Value	$491,528	$7,703,749	$8,195,277
Change in Unrealized Appreciation/Depreciation	N/A	$(81)	$(81)
Net Realized Gain/(Loss)	N/A	$186	$186
Dividend Income	$23,165	$172,914	$ 196,079
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $299,797,409.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
12

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2019, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
See Notes which are an integral part of the Financial Statements
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13

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.01	$24.95	$21.77	$22.10	$20.47
Income From Investment Operations:
Net investment income	0.16[1]	0.09[1]	0.26	0.19[1]	0.11[1]
Net realized and unrealized gain (loss)	1.81	5.08	3.11	(0.33)	1.55
TOTAL FROM INVESTMENT OPERATIONS	1.97	5.17	3.37	(0.14)	1.66
Less Distributions:
Distributions from net investment income	(0.07)	(0.11)	(0.19)	(0.19)	(0.03)
Distributions from net realized gain	(2.01)	—	—	—	—
TOTAL DISTRIBUTIONS	(2.08)	(0.11)	(0.19)	(0.19)	(0.03)
Net Asset Value, End of Period	$29.90	$30.01	$24.95	$21.77	$22.10
Total Return[2]	7.80%	20.78%	15.56%	(0.61)%	8.10%
Ratios to Average Net Assets:
Net expenses	1.08%	1.36%	1.38%	1.35%	1.35%
Net investment income	0.57%	0.31%	0.69%	0.94%	0.51%
Expense waiver/reimbursement[3]	0.24%	0.00%[4]	0.00%[4]	0.03%	0.00%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$69,221	$40,539	$33,799	$33,753	$40,433
Portfolio turnover	87%	82%	77%	62%	76%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$28.37	$23.66	$20.66	$21.00	$19.57
Income From Investment Operations:
Net investment income (loss)	(0.05)[1]	(0.11)[1]	(0.19)	0.03[1]	(0.05)[1]
Net realized and unrealized gain (loss)	1.68	4.82	3.23	(0.33)	1.48
TOTAL FROM INVESTMENT OPERATIONS	1.63	4.71	3.04	(0.30)	1.43
Less Distributions:
Distributions from net investment income	—	—	(0.04)	(0.04)	—
Distributions from net realized gain	(2.01)	—	—	—	—
TOTAL DISTRIBUTIONS	(2.01)	—	(0.04)	(0.04)	—
Net Asset Value, End of Period	$27.99	$28.37	$23.66	$20.66	$21.00
Total Return[2]	6.96%	19.91%	14.72%	(1.43)%	7.31%
Ratios to Average Net Assets:
Net expenses	1.85%	2.09%	2.13%	2.14%	2.11%
Net investment income (loss)	(0.20)%	(0.41)%	(0.06)%	0.15%	(0.26)%
Expense waiver/reimbursement[3]	0.24%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$32,178	$39,625	$36,440	$36,846	$41,509
Portfolio turnover	87%	82%	77%	62%	76%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
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15

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.37	$25.24	$22.02	$22.37	$20.71
Income From Investment Operations:
Net investment income	0.25[1]	0.16[1]	0.39	0.25[1]	0.18[1]
Net realized and unrealized gain (loss)	1.81	5.16	3.09	(0.34)	1.57
TOTAL FROM INVESTMENT OPERATIONS	2.06	5.32	3.48	(0.09)	1.75
Less Distributions:
Distributions from net investment income	(0.13)	(0.19)	(0.26)	(0.26)	(0.09)
Distributions from net realized gain	(2.01)	—	—	—	—
TOTAL DISTRIBUTIONS	(2.14)	(0.19)	(0.26)	(0.26)	(0.09)
Net Asset Value, End of Period	$30.29	$30.37	$25.24	$22.02	$22.37
Total Return[2]	8.08%	21.15%	15.90%	(0.34)%	8.45%
Ratios to Average Net Assets:
Net expenses	0.78%	1.07%	1.08%	1.07%	1.05%
Net investment income	0.87%	0.57%	1.01%	1.22%	0.80%
Expense waiver/reimbursement[3]	0.29%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$215,799	$95,290	$52,169	$65,435	$76,242
Portfolio turnover	87%	82%	77%	62%	76%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class R6 Shares1
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$29.89	$24.85	$21.46	$21.80	$20.25
Income From Investment Operations:
Net investment income	0.23[2]	0.18[2]	0.21	0.10[2]	0.02[2]
Net realized and unrealized gain (loss)	1.79	5.06	3.18	(0.33)	1.53
TOTAL FROM INVESTMENT OPERATIONS	2.02	5.24	3.39	(0.23)	1.55
Less Distributions:
Distributions from net investment income	(0.15)	(0.20)	—	(0.11)	—
Distributions from net realized gain	(2.01)	—	—	—	—
TOTAL DISTRIBUTIONS	(2.16)	(0.20)	—	(0.11)	—
Net Asset Value, End of Period	$29.75	$29.89	$24.85	$21.46	$21.80
Total Return[3]	8.08%	21.17%	15.80%	(1.05)%	7.65%
Ratios to Average Net Assets:
Net expenses	0.81%	1.02%	1.07%	1.80%	1.76%
Net investment income	0.78%	0.65%	0.95%	0.49%	0.09%
Expense waiver/reimbursement[4]	0.18%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,183	$20,425	$17,363	$5,717	$6,300
Portfolio turnover	87%	82%	77%	62%	76%
1	Prior to September 1, 2016, the Fund's Class R6 Shares were designated as Class R Shares.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities
July 31, 2019
Assets:
Investment in securities, at value including $479,249 of securities loaned and $8,195,277 of investment in affiliated holdings (identified cost $299,692,621)		$327,279,631
Income receivable		129,480
Income receivable from affiliated holdings		36,990
Receivable for investments sold		1,585,100
Receivable for shares sold		1,996,017
TOTAL ASSETS		331,027,218
Liabilities:
Payable for investments purchased	$2,367,233
Payable for shares redeemed	1,609,220
Bank overdraft	4,404
Payable for collateral due to broker for securities lending	491,528
Payable for investment adviser fee (Note 5)	4,407
Payable for administrative fees (Note 5)	716
Payable for distribution services fee (Note 5)	20,704
Payable for other service fees (Notes 2 and 5)	24,754
Accrued expenses (Note 5)	122,887
TOTAL LIABILITIES		4,645,853
Net assets for 10,896,863 shares outstanding		$326,381,365
Net Assets Consist of:
Paid-in capital		$297,868,865
Total distributable earnings		28,512,500
TOTAL NET ASSETS		$326,381,365
Annual Shareholder Report
18

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($69,221,049 ÷ 2,315,413 shares outstanding), no par value, unlimited shares authorized	$29.90
Offering price per share (100/94.50 of $29.90)	$31.64
Redemption proceeds per share	$29.90
Class C Shares:
Net asset value per share ($32,178,093 ÷ 1,149,445 shares outstanding), no par value, unlimited shares authorized	$27.99
Offering price per share	$27.99
Redemption proceeds per share (99.00/100 of $27.99)	$27.71
Institutional Shares:
Net asset value per share ($215,799,181 ÷ 7,123,317 shares outstanding), no par value, unlimited shares authorized	$30.29
Offering price per share	$30.29
Redemption proceeds per share	$30.29
Class R6 Shares:
Net asset value per share ($9,183,042 ÷ 308,688 shares outstanding), no par value, unlimited shares authorized	$29.75
Offering price per share	$29.75
Redemption proceeds per share	$29.75
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Operations
Year Ended July 31, 2019
Investment Income:
Dividends (including $172,914 received from an affiliated holding* and net of foreign taxes withheld of $2,294)			$4,290,562
Net income on securities loaned (includes $23,165 earned from an affiliated holding related to cash collateral balances*)(Note 2)			27,984
TOTAL INCOME			4,318,546
Expenses:
Investment adviser fee (Note 5)		$1,953,546
Administrative fee (Note 5)		210,065
Custodian fees		35,916
Transfer agent fee (Note 2)		237,299
Directors'/Trustees' fees (Note 5)		3,176
Auditing fees		27,199
Legal fees		11,915
Portfolio accounting fees		109,734
Distribution services fee (Note 5)		213,192
Other service fees (Notes 2 and 5)		214,159
Share registration costs		141,938
Printing and postage		35,785
Miscellaneous (Note 5)		32,267
TOTAL EXPENSES		3,226,191
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(600,220)
Reimbursement of other operating expenses (Notes 2 and 5)	(106,934)
TOTAL WAIVER AND REIMBURSEMENTS		(707,154)
Net expenses			2,519,037
Net investment income			1,799,509
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized gain of $186 on sales of investments in an affiliated holding*)			12,196,355
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $(81) on investments in an affiliated an holding*)			7,975,426
Net realized and unrealized gain on investments			20,171,781
Change in net assets resulting from operations			$21,971,290
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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20

Statement of Changes in Net Assets
Year Ended July 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,799,509	$420,985
Net realized gain	12,196,355	17,219,025
Net change in unrealized appreciation/depreciation	7,975,426	10,538,220
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	21,971,290	28,178,230
Distributions to Shareholders:
Class A Shares	(3,882,027)	(150,867)
Class C Shares	(1,891,738)	—
Institutional Shares	(12,178,410)	(353,878)
Class R6 Shares	(604,361)	(139,150)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(18,556,536)	(643,895)
Share Transactions:
Proceeds from sale of shares	256,926,172	67,281,847
Net asset value of shares issued to shareholders in payment of distributions declared	17,409,881	596,689
Cost of shares redeemed	(147,248,399)	(39,304,708)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	127,087,654	28,573,828
Change in net assets	130,502,408	56,108,163
Net Assets:
Beginning of period	195,878,957	139,770,794
End of period	$326,381,365	$195,878,957
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Notes to Financial Statements
July 31, 2019
1. ORGANIZATION
Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
On March 30, 2017, the Fund's T Share Class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of
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23

additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized gains and unrealized gains losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $707,154 is disclosed in Note 2 and Note 5. For the year ended July 31, 2019, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$57,393	$(10,779)
Class C Shares	31,757	(5,643)
Institutional Shares	145,557	(90,512)
Class R6 Shares	2,592	—
TOTAL	$237,299	$(106,934)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended July 31, 2018, were from net investment income. Undistributed net investment income at July 31, 2018, was $161,935.
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$143,095
Class C Shares	71,064
TOTAL	$214,159
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that is invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next
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25

business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2019, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$479,249	$491,528
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,197,944	$35,149,177	239,832	$6,766,765
Shares issued to shareholders in payment of distributions declared	143,909	3,662,745	5,033	139,021
Shares redeemed	(377,081)	(10,640,181)	(248,870)	(6,806,136)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	964,772	$28,171,741	(4,005)	$99,650
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26

Year Ended July 31	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	486,557	$12,740,476	261,516	$7,009,390
Shares issued to shareholders in payment of distributions declared	73,190	1,749,965	—	—
Shares redeemed	(806,777)	(22,501,025)	(405,082)	(10,646,392)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(247,030)	$(8,010,584)	(143,566)	$(3,637,002)

Year Ended July 31	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	6,734,928	$195,716,816	1,752,574	$51,491,570
Shares issued to shareholders in payment of distributions declared	442,206	11,395,972	11,422	318,781
Shares redeemed	(3,191,121)	(90,332,398)	(693,414)	(19,281,770)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	3,986,013	$116,780,390	1,070,582	$32,528,581

Year Ended July 31	2019		2018
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	448,233	$13,319,703	72,607	$2,014,122
Shares issued to shareholders in payment of distributions declared	23,752	601,199	5,058	138,887
Shares redeemed	(846,550)	(23,774,795)	(93,249)	(2,570,410)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(374,565)	$(9,853,893)	(15,584)	$(417,401)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	4,329,190	$127,087,654	907,427	$28,573,828
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for regulatory settlement proceeds and distributions required for excise tax purposes.
For the year ended July 31, 2019, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(5,365,536)	$5,365,536
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
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The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income[1]	$6,315,404	$643,895
Long-term capital gains	$12,241,132	—
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,030,278
Net unrealized appreciation	$27,482,222
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales.
At July 31, 2019, the cost of investments for federal tax purposes was $299,797,409. The net unrealized appreciation of investments for federal tax purposes was $27,482,222. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $36,797,597 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,315,375.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.70% of the Fund's average daily net assets. Prior to July 1, 2019, the annual advisory fee was 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2019, the Adviser voluntarily waived $595,246 of its fee and voluntarily reimbursed $106,934 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2019, the Adviser reimbursed $4,974.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
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In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$213,192
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2019, FSC retained $34,119 fees paid by the Fund. For the year ended July 31, 2019, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended July 31, 2019, FSSC received $4,156 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2019, FSC retained $22,872 in sales charges from the sale of Class A Shares. FSC also retained $3,387 of CDSC relating to redemptions of Class C Shares.
Expense Limitation
The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.04%, 1.79%, 0.74%, and 0.73% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
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Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2019, were as follows:
Purchases	$331,644,630
Sales	$223,311,881
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of July 31, 2019, the Fund had no outstanding loans. During the year ended July 31, 2019, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2019, there were no outstanding loans. During the year ended July 31, 2019, the program was not utilized.
9. SUBSEQUENT EVENT
On May 16, 2019, the Trustees approved the reorganization of PNC Multi-Factor All Cap Fund, a portfolio of the PNC Funds, into the Fund. The reorganization is expected to occur in the fourth quarter of 2019, pending approval by the shareholders of the PNC fund.
Additionally, if the reorganization is approved, the “Termination Date” for the Fund's Class A Shares, Class C Shares and Institutional Shares stated under Expense Limitation in the “Investment Adviser Fee and Other Transactions with Affiliates” note shall be extended up to but not including, the later of: (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the reorganization.
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10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2019, the amount of long-term capital gains designated by the Fund was $12,241,132.
For the fiscal year ended July 31, 2019, 50.51% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2019, 49.53% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT ALL CAP CORE FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated MDT All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Federated MDT Series) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and others, by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
September 23, 2019
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2019	Ending Account Value 7/31/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,108.60	$5.44
Class C Shares	$1,000	$1,104.10	$9.34
Institutional Shares	$1,000	$1,109.90	$3.87
Class R6 Shares	$1,000	$1,110.10	$3.82
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.60	$5.21
Class C Shares	$1,000	$1,015.90	$8.95
Institutional Shares	$1,000	$1,021.10	$3.71
Class R6 Shares	$1,000	$1,021.20	$3.66
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.04%
Class C Shares	1.79%
Institutional Shares	0.74%
Class R6 Shares	0.73%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2019
Federated MDT All Cap Core Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
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adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated MDTA LLC (the “Adviser”) and its affiliates (collectively “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
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regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by
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the Board. In this regard, the Board had been previously advised that, while comparisons to fund Peer Groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the Peer Group of funds varied widely in their complexity, and the Board has been informed that the management of the Fund is among the more complex relative to its Peer Group. The Board considered the fact that the Adviser committed to permanently reduce fees of the Fund in an agreed upon amount, such reduction to be effective July 1, 2019.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and
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responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' investment objectives or investment management techniques, or the costs to implement funds, even within the same Peer Group, and that the CCO had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group. In addition, the Board was informed by the Adviser that the Fund outperformed its benchmark index for the one-year and three-year periods.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated
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Funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
In 2019, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments
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(as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
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The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R106
CUSIP 31421R205
CUSIP 31421R304
CUSIP 31421R718
37309 (9/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
July 31, 2019
Share Class | Ticker	A | QABGX	C | QCBGX	Institutional | QIBGX	R6 | QKBGX

Federated MDT Balanced Fund
Fund Established 2002

A Portfolio of Federated MDT Series
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated MDT Balanced Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2018 through July 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
Federated MDT Balanced Fund's (the “Fund”) total return, based on net asset value for the 12-month reporting period ended July 31, 2019, was 5.28% for Class A Shares, 4.54% for Class C Shares, 5.61% for Institutional Shares and 5.56% for Class R6 Shares. Over the same period, the Fund's custom blended benchmark (“Blended Index”),1 which consists of a 60%/40% blend of the Standard & Poor's 500 Index (S&P 500)2 and the Bloomberg Barclays U.S. Aggregate Bond Index (BAB),3 returned 8.48%. The total return of the Morningstar US Allocation 50% - 70% Equity Category Average (MA50-70),4 a peer group average for the Fund, was 4.31% during the period. The Fund's and the MA50-70's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the Fund's investment strategy focused on security selection within the domestic equity and Real Estate Investment Trust (REIT) segments of the portfolio, asset allocation and sector allocation within the fixed income segment of the portfolio. These were the most significant factors affecting the Fund's performance relative to the Blended Index during the period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MArket Overview
During the reporting period, overall domestic equity market performance was moderately strong as evidenced by the 7.05% return of the whole-market Russell 3000® Index (R3000).5 Larger cap stocks had a much better year than small-cap stocks. The Russell Top 200® Index6 returned 8.51%, the Russell Midcap® Index7 returned 6.71%, but both the small-cap Russell 2000® Index8 and the very small-cap Russell Microcap® Index9 fell (returns of -4.42% and -11.55%, respectively). For style, this was the third fiscal year in a row that growth stocks led value stocks by a substantial margin. During this reporting period, the Russell 3000® Growth Index10 returned 9.88% while the Russell 3000® Value Index11 returned 4.23%.
The best performing sectors in the R3000 during the reporting period were Information Technology (17.06%), Utilities (16.65%) and Real Estate (13.24%). Underperforming sectors during the same period included Energy (-19.42%), Materials (-3.94%) and Financials (2.77%).
International equities12 in developed markets underperformed the domestic equity market during the reporting period, with the MSCI EAFE Index13 returning -2.60%. Emerging-market14 equities were similarly weak, with the MSCI Emerging Markets Index15 returning -2.18%.
Annual Shareholder Report

Interest rates decreased across the maturity spectrum during the period, while credit spreads finished modestly wider, leading to a positive result for the BAB, which returned 8.08%.16
EQUITIES
Domestic equity investments finished ahead of their benchmark, the R3000, during the reporting period. Investments in the Information Technology, Energy and Health Care sectors were the most significant positive factors in the Fund's domestic equity performance relative to the R3000, while investments in the Utilities sector were the most significant negative contributors to relative performance.
REITS17
REIT investments finished ahead of their benchmark, the MSCI US REIT Index,18 during the reporting period. Investments in the Mortgage and Industrial sectors were the most significant positive factors in the Fund's relative results.
ASSET ALLOCATION
Although the performance differential between equities and fixed income was marginal over the entire reporting period, a larger overweight to equities during the volatile period late in 2018, and smaller relative overweight to equities during the rapid recovery in early 2019, negatively affected Fund performance.
FIXED INCOME
During the reporting period, the fixed-income portion of the portfolio slightly underperformed the BAB. Sector allocation was largely a positive contributor to relative performance, with yield curve positioning also providing a smaller positive contribution. Interest rate exposure ranged from 90 to 100% of that of the benchmark, and had minimal impact on relative performance compared to the index. The portfolio's exposure to Treasury Inflation Protected notes underperformed and detracted from relative performance.
1	The Fund's Blended Index, which reflects 60% of the S&P 500 and 40% of the BAB, is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it is more reflective of the Fund's balanced investment style.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the S&P 500 Index, one of the Fund's broad-based securities market indices. The S&P 500's return for the 12-month reporting period was 24.98%.
3	Please see the footnotes to the line graphs below for definitions of, and further information about, the BAB, one of the Fund's broad-based securities market indices. The BAB's return for the 12-month reporting period was -1.90%.
4	Please see the footnotes to the line graphs below for definitions of, and further information about, the MA50-70.
5	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
Annual Shareholder Report

6	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
7	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
8	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
9	The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap® Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges and is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics.*
10	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
11	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
12	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
13	The MSCI EAFE Index measures international equity performance. It comprises 22 MSCI country indices, representing the developed markets outside of North America.*
14	Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.
15	The MSCI Emerging Markets Index is an unmanaged index consisting of 21 emerging market countries.*
16	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
17	Investments in real estate investment trusts (REITs) involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.
18	The MSCI REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Balanced Fund from July 31, 2009 to July 31, 2019, compared to the Standard and Poor's 500 Index (S& P 500),2 the Bloomberg Barclays U.S. Aggregate Bond Index (BAB),3 60% S&P 500/40% BAB (Blended Index) and the Morningstar Allocation-50% to 70% Equity Funds Average (MA50-70).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2019
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Periods Ended 7/31/2019
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-0.51%	5.08%	8.04%
Class C Shares	3.59%	5.50%	7.84%
Institutional Shares	5.61%	6.56%	8.93%
Class R6 Shares[5]	5.56%	6.33%	8.45%
S&P 500	7.99%	11.34%	14.03%
BAB	8.08%	3.05%	3.75%
Blended Index	8.48%	8.15%	10.05%
MA50-70	4.31%	5.55%	8.42%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BAB and MA50-70 have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The S&P 500 Index, a broad-based securities market index of the Fund, is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The S& P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.
3	The BAB Index, a broad-based securities market index of the Fund, is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The BAB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The BAB is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
Annual Shareholder Report

4	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At July 31, 2019, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Domestic Equity Securities	50.2%
Corporate Debt Securities	13.1%
International Equity Securities (including International Exchange-Traded Funds)	9.9%
Federated Mortgage Core Portfolio	8.3%
U.S. Treasury Securities[2]	5.1%
High Yield Bond Portfolio	2.8%
Federated Project and Trade Finance Core Fund	2.1%
Commercial Mortgage-Backed Securities	2.0%
Emerging Markets Core Fund	1.8%
Federated Bank Loan Core Fund	0.9%
Asset-Backed Securities	0.1%
Collateralized Mortgage Obligations	0.0%[3]
Securities Lending Collateral[4]	0.1%
Derivative Contracts[5]	0.0%[3]
Cash Equivalents[6]	3.7%
Other Assets and Liabilities—Net[7]	(0.1)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets, are listed individually in the table.
2	Includes U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
3	Represents less than 0.1%.
4	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At July 31, 2019, the Fund's sector composition8 for its equity securities (excluding exchange-traded funds) was as follows:
Sector Composition	Percentage of Equity Securities
Information Technology	20.4%
Financials	14.5%
Health Care	12.5%
Consumer Discretionary	11.0%
Industrials	10.3%
Communication Services	8.2%
Consumer Staples	7.1%
Energy	5.2%
Real Estate	4.9%
Materials	3.1%
Utilities	2.8%
TOTAL	100.0%
8	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
July 31, 2019
Shares or Principal Amount			Value
		COMMON STOCKS—52.1%
		Communication Services—4.2%
7,240		AT&T, Inc.	$246,522
5,627	[1]	Charter Communications, Inc.	2,168,533
5,733	[1]	Facebook, Inc.	1,113,521
555	[1]	IAC Interactive Corp.	132,673
25,493	[1]	Live Nation Entertainment, Inc.	1,837,025
28,128	[1]	MSG Networks, Inc.	534,151
9,716		Verizon Communications, Inc.	537,003
1,403		Viacom, Inc., Class B	42,581
		TOTAL	6,612,009
		Consumer Discretionary—5.7%
5,200		Abercrombie & Fitch Co., Class A	98,436
201	[1]	Amazon.com, Inc.	375,223
418	[1]	AutoZone, Inc.	469,431
7,113	[2]	Bed Bath & Beyond, Inc.	69,067
3,664	[1]	Burlington Stores, Inc.	662,268
400	[1]	Chipotle Mexican Grill, Inc.	318,212
645	[1]	Cooper-Standard Holding, Inc.	31,915
594	[2]	Dillards, Inc., Class A	43,231
4,427		Dunkin' Brands Group, Inc.	354,868
18,014		eBay, Inc.	741,997
9,353		Expedia Group, Inc.	1,241,517
24,635		Ford Motor Co.	234,772
3,861	[1]	Fossil, Inc.	42,625
5,192	[1]	GameStop Corp.	20,872
4,741		Goodyear Tire & Rubber Co.	65,094
3,983		Harley-Davidson, Inc.	142,512
3,130		Hilton Worldwide Holdings, Inc.	302,202
5,309		Home Depot, Inc.	1,134,480
2,435	[1]	Libbey, Inc.	4,115
6,556		Lowe's Cos., Inc.	664,778
1,234	[1]	Lululemon Athletica, Inc.	235,805
1,390	[1]	Planet Fitness, Inc.	109,337
3,477		Ralph Lauren Corp.	362,408
3,900	[1]	Sally Beauty Holdings, Inc.	53,586
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Consumer Discretionary—continued
600	[1]	Tempur Sealy International, Inc.	$48,132
899		Toll Brothers, Inc.	32,337
218		Tractor Supply Co.	23,721
5,423		Tupperware Brands Corp.	83,026
9,457		Wyndham Destinations, Inc.	445,046
4,445		Yum! Brands, Inc.	500,151
1,135	[1]	Zumiez, Inc.	28,114
		TOTAL	8,939,278
		Consumer Staples—3.7%
946		Cal-Maine Foods, Inc.	37,622
1,410		Church and Dwight, Inc.	106,370
1,769		Colgate-Palmolive Co.	126,908
8,975		Estee Lauder Cos., Inc., Class A	1,653,105
4,289		Fresh Del Monte Produce, Inc.	130,085
5,780	[1]	Herbalife Ltd.	237,096
7,472		Kimberly-Clark Corp.	1,013,577
4,058		Lamb Weston Holdings, Inc.	272,373
12,524		PepsiCo, Inc.	1,600,693
3,602	[1]	Post Holdings, Inc.	386,206
3,066		Sysco Corp.	210,236
		TOTAL	5,774,271
		Energy—2.7%
12,992		Chevron Corp.	1,599,445
3,476		Continental Resources, Inc.	129,203
14,134		EOG Resources, Inc.	1,213,404
13,438		Exxon Mobil Corp.	999,250
5,879		HollyFrontier Corp.	292,598
10,600	[1]	Noble Corp. PLC	23,638
		TOTAL	4,257,538
		Financials—7.6%
18,118		Allstate Corp.	1,945,873
6,338		American International Group, Inc.	354,865
1,452		Ameriprise Financial, Inc.	211,280
6,209	[1]	Athene Holding Ltd.	253,700
11,267		Bank of America Corp.	345,672
5,500		Blackstone Mortgage Trust, Inc.	195,360
12,644		Citigroup, Inc.	899,747
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Financials—continued
2,010		Citizens Financial Group, Inc.	$74,893
4,315		Everest Re Group Ltd.	1,064,252
17,862		Fifth Third Bancorp	530,323
1,384	[1]	Green Dot Corp.	70,155
11,680		Huntington Bancshares, Inc.	166,440
11,621		JPMorgan Chase & Co.	1,348,036
12,370		KeyCorp	227,237
2,649		LPL Investment Holdings, Inc.	222,172
5,760		M & T Bank Corp.	946,080
1,875		MSCI, Inc., Class A	426,075
136		Marketaxess Holdings, Inc.	45,837
17,976		Navient Corp.	254,360
14,700		New Residential Investment Corp.	230,643
8,406		Popular, Inc.	483,849
7,303		Progressive Corp., OH	591,397
4,065		Prudential Financial, Inc.	411,825
2,595		RenaissanceRe Holdings Ltd.	470,084
		TOTAL	11,770,155
		Health Care—6.5%
3,187	[1]	Alexion Pharmaceuticals, Inc.	361,055
2,307		Anthem, Inc.	679,665
5,364	[1]	Biogen, Inc.	1,275,666
1,474		Bristol-Myers Squibb Co.	65,460
15,524	[1,2]	Community Health Systems, Inc.	31,824
2,864		Eli Lilly & Co.	312,033
14,865		HCA Healthcare, Inc.	1,984,626
811	[1]	IDEXX Laboratories, Inc.	228,743
4,764	[1]	Incyte Genomics, Inc.	404,559
1,186	[1]	Ionis Pharmaceuticals, Inc.	78,110
3,151	[1]	Jazz Pharmaceuticals PLC.	439,186
274	[1]	Mettler-Toledo International, Inc.	207,350
231	[1]	Mirati Therapeutics, Inc.	24,440
1,347	[1]	Molina Healthcare, Inc.	178,855
7,246		Stryker Corp.	1,520,066
10,382	[1]	Veeva Systems, Inc.	1,722,374
3,686	[1]	Vertex Pharmaceuticals, Inc.	614,161
		TOTAL	10,128,173
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Industrials—5.4%
2,951		AGCO Corp.	$227,227
11,532		Allison Transmission Holdings, Inc.	529,895
2,415		Boeing Co.	823,950
2,044		CSX Corp.	143,898
737	[1]	CoStar Group, Inc.	453,550
1,681		Delta Air Lines, Inc.	102,608
1,162		Deluxe Corp.	51,848
1,032		Ennis, Inc.	20,981
582		Grainger (W.W.), Inc.	169,379
5,635		Heico Corp.	770,586
828		Insperity, Inc.	88,058
3,004	[1]	Jet Blue Airways Corp.	57,767
1,235		L3Harris Technologies, Inc.	256,386
3,465		Lennox International, Inc.	888,703
6,257		Lockheed Martin Corp.	2,266,098
14,009		PACCAR, Inc.	982,591
10,000		Pitney Bowes, Inc.	40,500
1,321		R.R. Donnelley & Sons Co.	2,668
9,094	[1]	SPX Corp.	317,381
2,272		Trinity Industries, Inc.	44,531
1,648	[1]	United Airlines Holdings, Inc.	151,468
		TOTAL	8,390,073
		Information Technology—10.6%
3,497	[1]	Adobe, Inc.	1,045,113
1,588	[1]	Ansys, Inc.	322,555
3,251		Apple, Inc.	692,593
1,767	[1]	Atlassian Corp. PLC	247,592
6,627	[1]	Autodesk, Inc.	1,034,939
12,104		Automatic Data Processing, Inc.	2,015,558
18,972	[1]	Cadence Design Systems, Inc.	1,402,221
388	[1]	Coupa Software, Inc.	52,655
1,190		DXC Technology Co.	66,366
747	[1]	Fair Isaac & Co., Inc.	259,523
222	[1]	FleetCor Technologies, Inc.	63,086
6,202	[1]	Fortinet, Inc.	498,083
10,749		Global Payments, Inc.	1,804,972
8,704		Hewlett-Packard Co.	183,132
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Information Technology—continued
922	[1]	HubSpot, Inc.	$164,780
1,900	[1]	Insight Enterprises, Inc.	104,538
2,227		Intuit, Inc.	617,569
8,891		Mastercard, Inc.	2,420,753
5,856		Microsoft Corp.	797,997
3,138		NetApp, Inc.	183,542
1,846	[1]	Paycom Software, Inc.	444,424
557	[1]	PayPal, Inc.	61,493
1,747	[1]	Salesforce.com, Inc.	269,912
7,000	[1]	Sanmina Corp.	222,250
1,492	[1]	ServiceNow, Inc.	413,866
190		Universal Display Corp.	40,105
22,000		Vishay Intertechnology, Inc.	374,000
1,760	[1]	WEX, Inc.	383,803
10,000		Western Union Co.	210,000
506	[1]	Zendesk, Inc.	42,281
1,587	[1]	Zscaler, Inc.	133,736
		TOTAL	16,573,437
		Materials—1.6%
9,367		Domtar, Corp.	397,629
25,646		DuPont de Nemours, Inc.	1,850,615
10,914		Mosaic Co./The	274,924
725		Newmont Goldcorp Corp.	26,477
		TOTAL	2,549,645
		Real Estate—2.6%
1,900		Alexandria Real Estate Equities, Inc.	278,084
763	[1]	Altisource Portfolio Solutions S.A.	16,023
5,100		American Homes 4 Rent	123,471
1,100		American Tower Corp.	232,782
7,700		Americold Realty Trust	258,181
5,200		Douglas Emmett, Inc.	212,264
505		Equinix, Inc.	253,561
2,450		Equity Lifestyle Properties, Inc.	304,412
2,500		Equity Residential Properties Trust	197,225
6,200		Hudson Pacific Properties, Inc.	218,860
9,400		Invitation Homes, Inc.	258,218
4,300		Liberty Property Trust	224,890
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Real Estate—continued
1,500		ProLogis, Inc.	$120,915
4,300		Rexford Industrial Realty, Inc.	178,020
1,900		Ryman Hospitality Properties	142,500
9,300		STORE Capital Corp.	318,153
880		Simon Property Group, Inc.	142,736
2,300		Sun Communities, Inc.	305,463
3,600		Terreno Realty Corp.	175,896
		TOTAL	3,961,654
		Utilities—1.5%
14,160		AES Corp.	237,747
11,927		Consolidated Edison Co.	1,013,318
8,594		Edison International	640,597
8,072		Exelon Corp.	363,724
		TOTAL	2,255,386
		TOTAL COMMON STOCKS (IDENTIFIED COST $74,886,826)	81,211,619
		ASSET-BACKED SECURITIES—0.1%
		Auto Receivables—0.0%
$53,469		Santander Drive Auto Receivables Trust 2016-2, Class C, 2.660%, 11/15/2021	53,505
		Other—0.1%
128,000		PFS Financing Corp. 2016-BA, Class A, 1.870%, 10/15/2021	127,819
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $181,455)	181,324
		COLLATERALIZED MORTGAGE OBLIGATIONS—0.0%
333	[3]	Bear Stearns Mortgage Securities, Inc. 1997-6, Class 1A, 6.284%, 3/25/2031	331
929		Federal Home Loan Mortgage Corp. REMIC, Series 1311, Class K, 7.000%, 7/15/2022	980
1,151		Federal Home Loan Mortgage Corp. REMIC, Series 1384, Class D, 7.000%, 9/15/2022	1,199
4,166		Federal Home Loan Mortgage Corp. REMIC, Series 2497, Class JH, 6.000%, 9/15/2032	4,610
3,368	[4]	Federal National Mortgage Association REMIC, Series 1993-113, Class SB, 9.749% (10-year Constant Maturity Treasury +48.285%), Maximum Rate 9.749%, 7/25/2023	3,601
910		Federal National Mortgage Association REMIC, Series 2003-35, Class UC, 3.750%, 5/25/2033	931
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $11,262)	11,652
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES—2.0%
	Commercial Mortgage—2.0%
$170,000	Banc of America Commercial Mortgage Trust 2016-UBS10, Class A4, 3.170%, 7/15/2049	$175,826
190,000	Bank 2017-BNK8, Class A4, 3.488%, 11/15/2050	201,286
220,000	Bank 2018-BN15, Class A4, 4.407%, 11/15/2061	249,502
190,000	CD Commercial Mortgage Trust 2016-CD1, Class A4, 2.724%, 8/10/2049	191,790
200,000	Citigroup Commercial Mortgage Trust 2013-GC11, Class B, 3.732%, 4/10/2046	205,518
70,000	Commercial Mortgage Pass-Through Certificates 2012-CR1, Class AM, 3.912%, 5/15/2045	72,186
125,000	Commercial Mortgage Pass-Through Certificates 2012-CR1, Class B, 4.612%, 5/15/2045	129,628
200,000	Commercial Mortgage Trust 2013-CR8, Class B, 3.960%, 6/10/2046	207,914
200,000	Commercial Mortgage Trust 2014-LC17, Class B, 4.490%, 10/10/2047	213,514
300,000	Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	311,619
200,000	FREMF Mortgage Trust 2013-K25 REMIC, Class B, 3.618%, 11/25/2045	206,401
69,270	Federal Home Loan Mortgage Corp. REMIC, Series K055, Class A1, 2.263%, 4/25/2025	69,316
252,705	Federal Home Loan Mortgage Corp. REMIC, Series K504, Class A2, 2.566%, 9/25/2020	252,509
100,000	GS Mortgage Securities Corp. II 2012-GCJ7, Class AS, 4.085%, 5/10/2045	103,698
200,000	JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	206,946
50,000	JPMDB Commercial Mortgage Securities Trust 2017-C5, Class A5, 3.693%, 3/15/2050	53,612
100,000	Morgan Stanley Capital I 2012-C4, Class AS, 3.773%, 3/15/2045	103,013
150,000	UBS-Barclays Commercial Mortgage Trust 2013-C6, Class B, 3.875%, 4/10/2046	155,463
25,000	WF-RBS Commercial Mortgage Trust 2012-C6, Class B, 4.697%, 4/15/2045	26,170
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $3,098,472)	3,135,911
	CORPORATE BONDS—13.1%
	Basic Industry - Chemicals—0.0%
35,000	Incitec Pivot Finance LLC, Company Guarantee, 144A, 6.000%, 12/10/2019	35,371
20,000	RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	20,134
	TOTAL	55,505
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Basic Industry - Metals & Mining—0.3%
$15,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 4/15/2040	$16,320
62,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/1/2023	63,481
40,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.200%, 7/15/2021	40,937
20,000		Newcrest Finance Property Ltd., Sr. Unsecd. Note, 144A, 4.200%, 10/1/2022	20,804
100,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	105,434
20,000		Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	25,675
160,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.500%, 4/15/2020	163,755
		TOTAL	436,406
		Basic Industry - Paper—0.0%
10,000		Weyerhaeuser Co., Sr. Unsecd. Note, 3.250%, 3/15/2023	10,155
20,000		Weyerhaeuser Co., Sr. Unsecd. Note, 4.700%, 3/15/2021	20,562
		TOTAL	30,717
		Capital Goods - Aerospace & Defense—0.2%
100,000		Arconic, Inc., 5.870%, 2/23/2022	107,009
11,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 144A, 5.696%, 9/16/2023	12,100
20,000		Raytheon Co., Sr. Note, 4.400%, 2/15/2020	20,215
10,000		Rockwell Collins, Inc., Sr. Unsecd. Note, 3.100%, 11/15/2021	10,123
40,000	[4]	Textron Financial Corp., Jr. Sub. Note, 144A, 4.253% (3-month USLIBOR +1.735%), 2/15/2042	31,015
50,000		Textron, Inc., Sr. Unsecd. Note, 4.000%, 3/15/2026	52,543
50,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	52,864
		TOTAL	285,869
		Capital Goods - Building Materials—0.2%
200,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	202,816
80,000		Masco Corp., Sr. Unsecd. Note, 4.375%, 4/1/2026	84,899
		TOTAL	287,715
		Capital Goods - Diversified Manufacturing—0.2%
15,000		Avery Dennison Corp., Sr. Unsecd. Note, 5.375%, 4/15/2020	15,237
30,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 3.100%, 1/9/2023	30,284
15,000		Thomas & Betts Corp., Sr. Unsecd. Note, 5.625%, 11/15/2021	16,024
200,000		Valmont Industries, Inc., 5.250%, 10/1/2054	202,358
		TOTAL	263,903
		Capital Goods - Environmental—0.1%
85,000		Republic Services, Inc., Company Guarantee, 5.500%, 9/15/2019	85,300
		Capital Goods - Packaging—0.0%
45,000		Packaging Corp. of America, Sr. Unsecd. Note, 3.900%, 6/15/2022	46,470
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Communications - Cable & Satellite—0.2%
$200,000	CCO Safari II LLC, 4.908%, 7/23/2025	$215,883
90,000	NBCUniversal, Inc., Sr. Unsecd. Note, 5.150%, 4/30/2020	91,885
	TOTAL	307,768
	Communications - Media & Entertainment—0.2%
30,000	Grupo Televisa S.A., Sr. Unsecd. Note, 6.125%, 1/31/2046	35,201
25,000	Moody's Corp., Sr. Unsecd. Note, 5.500%, 9/1/2020	25,807
250,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.600%, 4/15/2026	258,540
20,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	20,592
	TOTAL	340,140
	Communications - Telecom Wireless—0.2%
150,000	Crown Castle International Corp., Sr. Unsecd. Note, 3.700%, 6/15/2026	156,889
200,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.875%, 6/19/2049	215,404
	TOTAL	372,293
	Communications - Telecom Wirelines—0.2%
150,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.520%, 3/1/2049	177,682
90,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.150%, 3/15/2024	96,596
	TOTAL	274,278
	Consumer Cyclical - Automotive—0.4%
175,000	American Honda Finance Corp., Unsecd. Deb., Series MTN, 2.250%, 8/15/2019	174,982
10,000	DaimlerChrysler North America Holding Corp., Company Guarantee, 8.500%, 1/18/2031	14,841
100,000	Ford Motor Co., Sr. Unsecd. Note, 4.750%, 1/15/2043	86,595
200,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.336%, 3/18/2021	201,116
160,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.200%, 7/6/2021	161,366
	TOTAL	638,900
	Consumer Cyclical - Leisure—0.1%
131,736	Football Trust V, Pass Thru Cert., 5.350%, 10/5/2020	136,100
	Consumer Cyclical - Lodging—0.0%
30,000	Hyatt Hotels Corp., Sr. Unsecd. Note, 3.375%, 7/15/2023	30,656
	Consumer Cyclical - Retailers—0.4%
50,000	Advance Auto Parts, Inc., 4.500%, 12/1/2023	53,347
40,000	AutoZone, Inc., Sr. Unsecd. Note, 3.125%, 4/21/2026	40,564
250,000	AutoZone, Inc., Sr. Unsecd. Note, 3.250%, 4/15/2025	256,156
175,000	CVS Health Corp., Sr. Unsecd. Note, 2.875%, 6/1/2026	173,604
10,000	O'Reilly Automotive, Inc., Company Guarantee, 4.875%, 1/14/2021	10,298
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Retailers—continued
$80,000	Under Armour, Inc., Sr. Unsecd. Note, 3.250%, 6/15/2026	$77,441
	TOTAL	611,410
	Consumer Cyclical - Services—0.3%
200,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 2.800%, 6/6/2023	201,419
125,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.800%, 12/5/2024	134,263
65,000	Expedia, Inc., Company Guarantee, 5.950%, 8/15/2020	67,295
10,000	University of Southern California, Sr. Unsecd. Note, 5.250%, 10/1/2111	13,779
70,000	Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	73,157
	TOTAL	489,913
	Consumer Non-Cyclical - Food/Beverage—1.0%
300,000	Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 5.550%, 1/23/2049	371,798
300,000	Danone SA, Sr. Unsecd. Note, 144A, 2.947%, 11/2/2026	302,404
140,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	140,994
80,000	General Mills, Inc., Sr. Unsecd. Note, 4.700%, 4/17/2048	89,495
270,000	Heineken NV, Sr. Unsecd. Note, 144A, 3.500%, 1/29/2028	281,693
200,000	Kerry Group Financial Services, Sr. Unsecd. Note, 144A, 3.200%, 4/9/2023	202,239
60,000	McCormick & Co., Inc., Sr. Unsecd. Note, 3.400%, 8/15/2027	61,788
50,000	Mead Johnson Nutrition Co., Sr. Unsecd. Note, 4.125%, 11/15/2025	54,507
	TOTAL	1,504,918
	Consumer Non-Cyclical - Health Care—0.0%
15,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.200%, 10/1/2022	15,244
10,000	Laboratory Corp. of America Holdings, Sr. Unsecd. Note, 3.750%, 8/23/2022	10,326
	TOTAL	25,570
	Consumer Non-Cyclical - Pharmaceuticals—0.1%
105,000	Eli Lilly & Co., Sr. Unsecd. Note, 3.950%, 3/15/2049	114,470
	Consumer Non-Cyclical - Products—0.1%
200,000	Newell Rubbermaid, Inc., Sr. Unsecd. Note, 4.200%, 4/1/2026	200,374
	Consumer Non-Cyclical - Supermarkets—0.2%
290,000	Kroger Co., Sr. Unsecd. Note, 5.400%, 1/15/2049	324,248
	Consumer Non-Cyclical - Tobacco—0.0%
24,000	Altria Group, Inc., 9.250%, 8/6/2019	24,018
	Energy - Independent—0.3%
250,000	Canadian Natural Resources Ltd., 3.900%, 2/1/2025	261,467
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Energy - Independent—continued
$125,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	$127,106
	TOTAL	388,573
	Energy - Integrated—0.5%
135,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.119%, 5/4/2026	138,961
300,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.937%, 9/21/2028	326,190
75,000	Husky Energy, Inc., 4.000%, 4/15/2024	78,917
240,000	Husky Energy, Inc., Sr. Unsecd. Note, 4.400%, 4/15/2029	252,502
	TOTAL	796,570
	Energy - Midstream—0.9%
100,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	104,228
75,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	80,726
170,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.950%, 2/15/2027	181,753
270,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.200%, 1/31/2050	275,658
10,000	Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, 144A, 5.450%, 7/15/2020	10,269
150,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.000%, 3/1/2043	160,430
100,000	Kinder Morgan, Inc., 5.050%, 2/15/2046	109,350
40,000	MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	41,713
225,000	MPLX LP, Sr. Unsecd. Note, 5.500%, 2/15/2049	251,353
195,000	ONEOK, Inc., Sr. Unsecd. Note, 4.950%, 7/13/2047	208,319
20,000	Texas Eastern Transmission LP, Sr. Unsecd. Note, 144A, 2.800%, 10/15/2022	19,955
30,000	Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	30,488
	TOTAL	1,474,242
	Energy - Oil Field Services—0.1%
15,000	Nabors Industries, Inc., Company Guarantee, 5.000%, 9/15/2020	15,188
20,000	Nabors Industries, Inc., Sr. Unsecd. Note, 4.625%, 9/15/2021	19,700
50,000	Nabors Industries, Inc., Sr. Unsecd. Note, 5.100%, 9/15/2023	45,250
	TOTAL	80,138
	Energy - Refining—0.0%
10,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 6.500%, 3/1/2041	12,540
	Financial Institution - Banking—2.4%
74,000	American Express Co., 2.650%, 12/2/2022	74,678
250,000	American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 2.250%, 5/5/2021	250,035
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$300,000		Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.500%, 4/19/2026	$313,712
250,000	[4]	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.968% (3-month USLIBOR +0.650%), 10/1/2021	250,982
100,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 5.000%, 5/13/2021	104,507
200,000		Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	209,762
200,000		Citigroup, Inc., Sr. Unsecd. Note, 2.700%, 3/30/2021	201,082
250,000		Citigroup, Inc., Sr. Unsecd. Note, 3.300%, 4/27/2025	258,781
170,000		Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	176,175
25,000		City National Corp., Sr. Unsecd. Note, 5.250%, 9/15/2020	25,815
30,000		Comerica, Inc., 3.800%, 7/22/2026	31,492
75,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.650%, 1/25/2024	78,561
275,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.625%, 1/22/2023	284,339
150,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 2/1/2041	202,077
50,000		HSBC Holdings PLC, Sr. Unsecd. Note, 5.100%, 4/5/2021	52,206
400,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	410,624
300,000		Morgan Stanley, 4.300%, 1/27/2045	333,202
120,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 2.500%, 4/21/2021	120,287
210,000		Regions Financial Corp., Sr. Unsecd. Note, 3.200%, 2/8/2021	212,216
130,000		SunTrust Banks, Inc., Sr. Unsecd. Note, 2.900%, 3/3/2021	130,900
		TOTAL	3,721,433
		Financial Institution - Broker/Asset Mgr/Exchange—0.2%
80,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	84,312
125,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.875%, 4/15/2021	133,448
70,000		Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	77,022
13,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2024	14,649
		TOTAL	309,431
		Financial Institution - Finance Companies—0.6%
170,000		AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Sr. Unsecd. Note, 3.950%, 2/1/2022	174,425
150,000		AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Sr. Unsecd. Note, 4.875%, 1/16/2024	161,238
250,000		Discover Bank, Sr. Unsecd. Note, Series BKNT, 4.650%, 9/13/2028	275,724
250,000		GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	252,778
		TOTAL	864,165
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Financial Institution - Insurance - Life—0.7%
$200,000	Aflac, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	$209,741
25,000	American International Group, Inc., 4.500%, 7/16/2044	26,804
35,000	American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	37,244
125,000	American International Group, Inc., Sr. Unsecd. Note, 4.200%, 4/1/2028	134,266
10,000	Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 3/15/2022	10,416
275,000	Mass Mutual Global Funding II, 144A, 2.000%, 4/15/2021	273,677
10,000	MetLife, Inc., Jr. Sub. Note, 10.750%, 8/1/2039	16,069
250,000	MetLife, Inc., Sr. Unsecd. Note, 3.600%, 4/10/2024	263,748
15,000	Penn Mutual Life Insurance Co., Sr. Note, 144A, 7.625%, 6/15/2040	21,373
10,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 3.125%, 5/15/2023	10,211
10,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2022	10,172
50,000	Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.200%, 11/15/2040	65,564
	TOTAL	1,079,285
	Financial Institution - Insurance - P&C—0.1%
100,000	Liberty Mutual Group, Inc., 144A, 4.850%, 8/1/2044	112,255
65,000	Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	106,683
	TOTAL	218,938
	Financial Institution - REIT - Apartment—0.1%
20,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	20,455
10,000	UDR, Inc., Company Guarantee, Series 0001, 4.625%, 1/10/2022	10,435
70,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.950%, 9/1/2026	69,886
	TOTAL	100,776
	Financial Institution - REIT - Healthcare—0.0%
50,000	Healthcare Trust of America, 3.700%, 4/15/2023	51,227
	Financial Institution - REIT - Office—0.1%
50,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.900%, 6/15/2023	52,548
70,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	74,457
	TOTAL	127,005
	Financial Institution - REIT - Other—0.1%
105,000	WP Carey, Inc., Sr. Unsecd. Note, 3.850%, 7/15/2029	106,988
75,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	79,969
	TOTAL	186,957
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Financial Institution - REIT - Retail—0.0%
$50,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.400%, 11/1/2022	$51,193
	Sovereign—0.0%
30,000	Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	31,585
	Technology—0.5%
30,000	Apple, Inc., Sr. Unsecd. Note, 2.400%, 5/3/2023	30,260
20,000	Corning, Inc., Unsecd. Note, 4.750%, 3/15/2042	22,496
240,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 6.020%, 6/15/2026	265,414
125,000	Equifax, Inc., Sr. Unsecd. Note, 2.300%, 6/1/2021	124,431
53,000	Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.500%, 4/15/2023	54,836
110,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	113,049
70,000	Hewlett Packard Enterprise Co., Sr. Unsecd. Note, 3.600%, 10/15/2020	70,840
20,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.000%, 8/10/2022	20,406
50,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	55,213
10,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	10,463
50,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 5.500%, 6/15/2045	59,002
	TOTAL	826,410
	Transportation - Railroads—0.2%
50,000	Burlington Northern Santa Fe Corp., Deb., 5.750%, 5/1/2040	66,088
30,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2023	30,476
225,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.125%, 6/1/2026	225,737
	TOTAL	322,301
	Transportation - Services—0.2%
70,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.800%, 3/1/2022	70,482
200,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.750%, 6/9/2023	208,629
30,000	United Parcel Service, Inc., Sr. Unsecd. Note, 3.125%, 1/15/2021	30,434
	TOTAL	309,545
	Utility - Electric—1.6%
110,000	Duke Energy Corp., Sr. Unsecd. Note, 2.650%, 9/1/2026	109,119
70,000	Electricite de France SA, Note, 144A, 5.600%, 1/27/2040	85,677
300,000	Electricite de France SA, Sr. Unsecd. Note, 144A, 4.500%, 9/21/2028	331,072
140,000	Emera US Finance LP, Sr. Unsecd. Note, 4.750%, 6/15/2046	156,754
280,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.625%, 9/14/2025	301,444
170,000	EverSource Energy, Sr. Unsecd. Note, 3.350%, 3/15/2026	173,220
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Utility - Electric—continued
$200,000		Exelon Corp., Sr. Unsecd. Note, 3.400%, 4/15/2026	$207,179
100,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 6/15/2022	104,399
10,000		Great Plains Energy, Inc., Note, 4.850%, 6/1/2021	10,329
300,000		Metropolitan Edison Co., Sr. Unsecd. Note, 144A, 4.300%, 1/15/2029	331,002
110,000		National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.250%, 4/20/2046	115,464
25,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, Series MTNC, 8.000%, 3/1/2032	36,849
50,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.700%, 9/15/2019	50,004
250,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 5/15/2026	250,586
175,000		Southern Co., Sr. Unsecd. Note, 3.250%, 7/1/2026	178,764
10,000		TECO Finance, Inc., Company Guarantee, 5.150%, 3/15/2020	10,167
40,000		UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	40,896
		TOTAL	2,492,925
		Utility - Natural Gas—0.1%
50,000		Enbridge Energy Partners LP, Sr. Unsecd. Note, 4.200%, 9/15/2021	51,437
65,000		National Fuel Gas Co., Sr. Unsecd. Note, 3.750%, 3/1/2023	66,079
		TOTAL	117,516
		TOTAL CORPORATE BONDS (IDENTIFIED COST $19,341,446)	20,449,696
		U.S. TREASURY—5.1%
108,045	[5]	U.S. Treasury Inflation-Protected Notes, 0.125%, 4/15/2021	106,776
169,710		U.S. Treasury Inflation-Protected Notes, 0.125%, 1/15/2022	168,223
288,984		U.S. Treasury Inflation-Protected Notes, 0.750%, 2/15/2042	293,566
816,391		U.S. Treasury Inflation-Protected Notes, 0.875%, 1/15/2029	860,186
269,674		U.S. Treasury Inflation-Protected Notes, 1.000%, 2/15/2049	289,409
137,344		U.S. Treasury Inflation-Protected Notes, 1.375%, 2/15/2044	157,730
325,000		United States Treasury Bond, 2.875%, 5/15/2049	348,639
100,000		United States Treasury Bond, 3.000%, 2/15/2049	109,775
1,050,000		United States Treasury Note, 1.625%, 6/30/2021	1,044,964
625,000		United States Treasury Note, 1.750%, 6/30/2024	622,134
500,000		United States Treasury Note, 1.875%, 6/30/2026	498,750
350,000		United States Treasury Note, 2.125%, 5/31/2021	351,380
120,000		United States Treasury Note, 2.250%, 3/31/2021	120,626
200,000		United States Treasury Note, 2.250%, 4/30/2021	201,132
50,000		United States Treasury Note, 2.250%, 4/30/2024	50,905
425,000		United States Treasury Note, 2.375%, 4/30/2026	437,129
Annual Shareholder Report

Shares or Principal Amount		Value
	U.S. TREASURY—continued
$1,300,000	United States Treasury Note, 2.375%, 5/15/2029	$1,340,828
110,000	United States Treasury Note, 2.500%, 1/31/2021	110,885
375,000	United States Treasury Note, 2.500%, 2/28/2021	378,286
400,000	United States Treasury Note, 2.625%, 2/15/2029	421,003
	TOTAL U.S. TREASURY (IDENTIFIED COST $7,775,186)	7,912,326
	EXCHANGE-TRADED FUNDS—8.0%
63,075	iShares Core MSCI Emerging Markets ETF	3,165,104
144,400	iShares MSCI EAFE ETF	9,306,580
	TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $13,153,451)	12,471,684
	INVESTMENT COMPANIES—19.7%
278,303	Emerging Markets Core Fund	2,783,030
135,857	Federated Bank Loan Core Fund	1,340,910
145,972	Federated Government Obligations Fund, Premier Shares, 2.25%[6]	145,972
5,815,511	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.39%[6]	5,817,256
1,314,242	Federated Mortgage Core Portfolio	12,945,282
362,119	Federated Project and Trade Finance Core Fund	3,266,314
691,626	High Yield Bond Portfolio	4,350,324
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $31,118,910)	30,649,088
	TOTAL INVESTMENT IN SECURITIES—100.1% (IDENTIFIED COST $149,567,008)[7]	156,023,300
	OTHER ASSETS AND LIABILITIES - NET—(0.1)%[8]	(88,123)
	TOTAL NET ASSETS—100%	$155,935,177
Annual Shareholder Report

At July 31, 2019, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
[1]United States Treasury Note 2-Year Long Futures	80	$17,152,500	September 2019	$44,155
[1]United States Treasury Note 5-Year Long Futures	34	$3,996,859	September 2019	$42,452
[1]United States Treasury Bond Long Futures	3	$466,781	September 2019	$13,774
[1]United States Treasury Bond Ultra Long Futures	6	$1,065,375	September 2019	$52,322
[1]United States Treasury Note 10-Year Short Futures	6	$764,531	September 2019	$(16,180)
[1]United States Treasury Note 10-Year Ultra Short Futures	32	$4,411,000	September 2019	$(106,751)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$29,772
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions involving the affiliated fund holdings during the period ended July 31, 2019, were as follows:
Affiliates	Balance of Shares Held 7/31/2018	Purchases/ Additions	Sales/ Reductions
Emerging Markets Core Fund	235,533	158,484	(115,714)
Federated Bank Loan Core Fund	218,141	118,335	(200,619)
Federated Government Obligations Fund, Premier Shares*	593,845	54,927,579	(55,375,452)
Federated Institutional Prime Value Obligations Fund, Institutional Shares	4,928,376	51,305,259	(50,418,124)
Federated Mortgage Core Portfolio	1,196,190	477,444	(359,392)
Federated Project and Trade Finance Core Fund	335,486	26,633	—
High Yield Bond Portfolio	482,388	425,238	(216,000)
TOTAL OF AFFILIATED TRANSACTIONS	7,989,959	107,438,972	(106,685,301)
Annual Shareholder Report

Balance of Shares Held 7/31/2019	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/(Loss)	Dividend Income
278,303	$2,783,030	$95,037	$22,980	$129,408
135,857	$1,340,910	$2,204	$(70,775)	$89,787
145,972	$145,972	N/A	N/A	$23,028
5,815,511	$5,817,256	$(453)	$2,038	$146,508
1,314,242	$12,945,282	$382,510	$34,308	$430,916
362,119	$3,266,314	$(27,896)	$—	$150,483
691,626	$4,350,324	$20,466	$26,326	$214,752
8,743,630	$30,649,088	$471,868	$14,877	$1,184,882
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	JPMorgan Chase & Co. has fully and unconditionally guaranteed Bear Stearns' outstanding registered debt securities.
4	Floating/variable note with current rate and current maturity or next reset date shown.
5	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $149,508,737.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of July 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$78,329,963	$—	$—	$78,329,963
International	2,881,656	—	—	2,881,656
Debt Securities:
Asset-Backed Securities	—	181,324	—	181,324
Collateralized Mortgage Obligations	—	11,652	—	11,652
Commercial Mortgage-Backed Securities	—	3,135,911	—	3,135,911
Corporate Bonds	—	20,449,696	—	20,449,696
U.S. Treasury	—	7,912,326	—	7,912,326
Exchange-Traded Funds	12,471,684	—	—	12,471,684
Investment Companies[1]	27,382,774	—	—	30,649,088
TOTAL SECURITIES	$121,066,077	$31,690,909	$—	$156,023,300
Other Financial Instruments[2]
Assets	$152,703	$—	$—	$152,703
Liabilities	(122,931)	—	—	(122,931)
TOTAL OTHER FINANCIAL INSTRUMENTS	$29,772	$—	$—	$29,772
1	As permitted by U.S. generally accepted accounting principles (GAAP), the Investment Company valued at $3,266,314 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the chart above but is included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed of Federated Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
2	Other financial instruments are futures contracts.
The following acronyms are used throughout this portfolio:
BKNT	—Bank Notes
ETF	—Exchange-Traded Fund
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.59	$17.74	$16.52	$16.83	$16.07
Income From Investment Operations:
Net investment income[1]	0.25	0.21	0.26	0.24	0.20
Net realized and unrealized gain (loss)	0.57	1.89	1.23	(0.31)	0.74
TOTAL FROM INVESTMENT OPERATIONS	0.82	2.10	1.49	(0.07)	0.94
Less Distributions:
Distributions from net investment income	(0.19)	(0.25)	(0.27)	(0.24)	(0.18)
Distributions from net realized gain	(1.51)	—	—	—	—
TOTAL DISTRIBUTIONS	(1.70)	(0.25)	(0.27)	(0.24)	(0.18)
Net Asset Value, End of Period	$18.71	$19.59	$17.74	$16.52	$16.83
Total Return[2]	5.28%	11.91%	9.11%	(0.37)%	5.89%
Ratios to Average Net Assets:
Net expenses	1.31%	1.32%	1.26%	1.30%	1.30%
Net investment income	1.35%	1.11%	1.51%	1.51%	1.21%
Expense waiver/reimbursement[3]	0.08%	0.06%	0.15%	0.10%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$84,243	$61,553	$61,405	$61,245	$62,555
Portfolio turnover	92%	89%	82%	98%	89%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.31	$17.49	$16.30	$16.59	$15.84
Income From Investment Operations:
Net investment income[1]	0.11	0.06	0.13	0.12	0.07
Net realized and unrealized gain (loss)	0.59	1.87	1.20	(0.31)	0.74
TOTAL FROM INVESTMENT OPERATIONS	0.70	1.93	1.33	(0.19)	0.81
Less Distributions:
Distributions from net investment income	(0.00)[2]	(0.11)	(0.14)	(0.10)	(0.06)
Distributions from net realized gain	(1.51)	—	—	—	—
TOTAL DISTRIBUTIONS	(1.51)	(0.11)	(0.14)	(0.10)	(0.06)
Net Asset Value, End of Period	$18.50	$19.31	$17.49	$16.30	$16.59
Total Return[3]	4.54%	11.09%	8.23%	(1.10)%	5.12%
Ratios to Average Net Assets:
Net expenses	2.06%	2.07%	2.01%	2.05%	2.05%
Net investment income	0.60%	0.35%	0.75%	0.76%	0.45%
Expense waiver/reimbursement[4]	0.10%	0.04%	0.13%	0.08%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,492	$27,577	$29,007	$29,152	$31,571
Portfolio turnover	92%	89%	82%	98%	89%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.64	$17.79	$16.57	$16.87	$16.11
Income From Investment Operations:
Net investment income[1]	0.30	0.26	0.30	0.28	0.24
Net realized and unrealized gain (loss)	0.58	1.89	1.23	(0.30)	0.74
TOTAL FROM INVESTMENT OPERATIONS	0.88	2.15	1.53	(0.02)	0.98
Less Distributions:
Distributions from net investment income	(0.23)	(0.30)	(0.31)	(0.28)	(0.22)
Distributions from net realized gain	(1.51)	—	—	—	—
TOTAL DISTRIBUTIONS	(1.74)	(0.30)	(0.31)	(0.28)	(0.22)
Net Asset Value, End of Period	$18.78	$19.64	$17.79	$16.57	$16.87
Total Return[2]	5.61%	12.15%	9.36%	(0.07)%	6.13%
Ratios to Average Net Assets:
Net expenses	1.06%	1.07%	1.00%	1.05%	1.05%
Net investment income	1.62%	1.35%	1.77%	1.76%	1.46%
Expense waiver/reimbursement[3]	0.08%	0.02%	0.12%	0.05%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$53,035	$54,358	$39,136	$47,757	$53,291
Portfolio turnover	92%	89%	82%	98%	89%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017[1]	2016	2015
Net Asset Value, Beginning of Period	$19.62	$17.76	$16.49	$16.80	$16.05
Income From Investment Operations:
Net investment income[2]	0.27	0.26	0.28	0.20	0.16
Net realized and unrealized gain (loss)	0.60	1.90	1.24	(0.31)	0.74
TOTAL FROM INVESTMENT OPERATIONS	0.87	2.16	1.52	(0.11)	0.90
Less Distributions:
Distributions from net investment income	(0.24)	(0.30)	(0.25)	(0.20)	(0.15)
Distributions from net realized gain	(1.51)	—	—	—	—
TOTAL DISTRIBUTIONS	(1.75)	(0.30)	(0.25)	(0.20)	(0.15)
Net Asset Value, End of Period	$18.74	$19.62	$17.76	$16.49	$16.80
Total Return[3]	5.56%	12.24%	9.32%	(0.59)%	5.61%
Ratios to Average Net Assets:
Net expenses	1.05%	1.06%	1.05%	1.56%	1.56%
Net investment income	1.40%	1.36%	1.64%	1.27%	0.96%
Expense waiver/reimbursement[4]	0.06%	0.02%	0.06%	0.04%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,165	$12,178	$10,439	$577	$532
Portfolio turnover	92%	89%	82%	98%	89%
1	Effective September 1, 2016, the Fund's Class R Shares were redesignated as Class R6 Shares.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
July 31, 2019
Assets:
Investment in securities, at value including $142,196 of securities loaned and $30,649,088 of investment in affiliated holdings (identified cost $149,567,008)		$156,023,300
Income receivable		276,593
Income receivable from affiliated holdings		115,225
Receivable for investments sold		386,511
Receivable for shares sold		189,668
TOTAL ASSETS		156,991,297
Liabilities:
Payable for investments purchased	$548,281
Payable for shares redeemed	147,756
Payable to bank	3,212
Payable for daily variation margin on futures contracts	16,647
Payable for collateral due to broker for securities lending	145,972
Payable for investment adviser fee (Note 5)	3,207
Payable for administrative fees (Note 5)	340
Payable for auditing fees	33,600
Payable for portfolio accounting fees	24,769
Payable for distribution services fee (Note 5)	9,870
Payable for other service fees (Notes 2 and 5)	43,920
Payable for share registration costs	45,397
Accrued expenses (Note 5)	33,149
TOTAL LIABILITIES		1,056,120
Net assets for 8,332,557 shares outstanding		$155,935,177
Net Assets Consist of:
Paid-in capital		$146,256,341
Total distributable earnings (loss)		9,678,836
TOTAL NET ASSETS		$155,935,177
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($84,243,158 ÷ 4,501,881 shares outstanding), no par value, unlimited shares authorized	$18.71
Offering price per share (100/94.50 of $18.71)	$19.80
Redemption proceeds per share	$18.71
Class C Shares:
Net asset value per share ($15,492,108 ÷ 837,483 shares outstanding), no par value, unlimited shares authorized	$18.50
Offering price per share	$18.50
Redemption proceeds per share (99.00/100 of $18.50)	$18.32
Institutional Shares:
Net asset value per share ($53,034,745 ÷ 2,824,249 shares outstanding), no par value, unlimited shares authorized	$18.78
Offering price per share	$18.78
Redemption proceeds per share	$18.78
Class R6 Shares:
Net asset value per share ($3,165,166 ÷ 168,944 shares outstanding), no par value, unlimited shares authorized	$18.74
Offering price per share	$18.74
Redemption proceeds per share	$18.74
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended July 31, 2019
Investment Income:
Dividends (including $1,161,854 received from affiliated holdings* and net of foreign taxes withheld of $819)			$3,081,354
Interest			1,028,528
Net income on securities loaned (includes $23,028 earned from affiliated holdings related to cash collateral balances*) (Note 2)			4,812
TOTAL INCOME			4,114,694
Expenses:
Investment adviser fee (Note 5)		$1,158,772
Administrative fee (Note 5)		123,229
Custodian fees		69,610
Transfer agent fee (Note 2)		144,532
Directors'/Trustees' fees (Note 5)		2,696
Auditing fees		33,600
Legal fees		11,915
Portfolio accounting fees		98,620
Distribution services fee (Note 5)		109,260
Other service fees (Notes 2 and 5)		218,432
Share registration costs		73,542
Printing and postage		29,874
Miscellaneous (Note 5)		37,035
TOTAL EXPENSES		2,111,117
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(83,964)
Reimbursement of other operating expenses (Notes 2 and 5)	(45,535)
TOTAL WAIVER AND REIMBURSEMENTS		(129,499)
Net expenses			1,981,618
Net investment income			$2,133,076
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $14,877 on sales of investments in affiliated holdings*)	$7,465,825
Net realized gain on foreign currency transactions	77,056
Net realized loss on futures contracts	(17,027)
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $471,868 on investments in affiliated holdings*)	(1,868,378)
Net change in unrealized appreciation of futures contracts	8,853
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	5,666,329
Change in net assets resulting from operations	$7,799,405
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended July 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,133,076	$1,482,124
Net realized gain	7,525,854	10,643,426
Net change in unrealized appreciation/depreciation	(1,859,525)	3,826,927
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,799,405	15,952,477
Distributions to Shareholders (Note 2):
Class A Shares	(6,723,192)	(820,337)
Class C Shares	(1,044,348)	(182,113)
Institutional Shares	(5,847,283)	(590,928)
Class R6 Shares	(242,234)	(175,714)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(13,857,057)	(1,769,092)
Share Transactions:
Proceeds from sale of shares	63,670,084	34,844,213
Net asset value of shares issued to shareholders in payment of distributions declared	12,933,369	1,616,876
Cost of shares redeemed	(70,276,399)	(34,966,647)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,327,054	1,494,442
Change in net assets	269,402	15,677,827
Net Assets:
Beginning of period	155,665,775	139,987,948
End of period	$155,935,177	$155,665,775
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
July 31, 2019
1. ORGANIZATION
Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Balanced Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is the possibility of long-term growth of capital and income.
On March 30, 2017, the Fund's T Share Class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.
Annual Shareholder Report

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $129,499 is disclosed in various locations in this Note 2 and Note 5. For the year ended July 31, 2019, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$78,927	$(23,571)
Class C Shares	14,958	(6,091)
Institutional Shares	48,269	(15,873)
Class R6 Shares	2,378	—
TOTAL	$144,532	$(45,535)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended July 31, 2018, were from net investment income. Undistributed net investment income at July 31, 2018, was $771,690.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$182,618
Class C Shares	35,814
TOTAL	$218,432
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $11,269,021 and $4,017,858, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned,
Annual Shareholder Report

plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2019, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$142,196	$145,972
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liabilities
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin on futures contracts	$(29,772)*
*	Includes cumulative net appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2019
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(17,027)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$8,853
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,017,180	$18,426,997	616,086	$11,426,201
Conversion of Class C Shares to Class A Shares	577,227	11,313,650	—	—
Shares issued to shareholders in payment of distributions declared	356,509	5,992,523	37,690	704,802
Shares redeemed	(591,801)	(10,713,481)	(973,306)	(17,952,970)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,359,115	$25,019,689	(319,530)	$(5,821,967)

Year Ended July 31	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	295,829	$5,229,357	94,955	$1,762,067
Shares issued to shareholders in payment of distributions declared	54,548	903,860	9,123	168,962
Conversion of Class C Shares to Class A Shares	(585,290)	(11,313,650)	—	—
Shares redeemed	(355,430)	(6,666,352)	(334,347)	(6,217,117)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(590,343)	$(11,846,785)	(230,269)	$(4,286,088)
Annual Shareholder Report

Year Ended July 31	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,337,055	$24,174,708	1,033,047	$19,682,314
Shares issued to shareholders in payment of distributions declared	344,529	5,809,112	30,373	568,576
Shares redeemed	(1,624,656)	(28,538,979)	(496,465)	(9,266,521)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	56,928	$1,444,841	566,955	$10,984,369

Year Ended July 31	2019		2018
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	235,953	$4,525,372	104,828	$1,973,631
Shares issued to shareholders in payment of distributions declared	13,548	227,874	9,333	174,536
Shares redeemed	(701,361)	(13,043,937)	(81,103)	(1,530,039)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(451,860)	$(8,290,691)	33,058	$618,128
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	373,840	$6,327,054	50,214	$1,494,442
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions and regulatory settlement proceeds.
For the year ended July 31, 2019, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(4,552)	$4,552
Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income[1]	$7,714,224	$1,769,092
Long-term capital gains	$6,142,833	$—
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Annual Shareholder Report

As of July 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$434,349
Net unrealized appreciation	$6,514,563
Undistributed long-term capital gains	$2,759,933
Capital loss deferrals	$(30,009)
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales, mark to market of futures contracts, deferral of paydown losses, straddle loss deferrals and partnership adjustments.
At July 31, 2019, the cost of investments for federal tax purposes was $149,508,737. The net unrealized appreciation of investments for federal tax purposes was $6,484,554. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,010,977 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,526,423. The amounts presented are inclusive of derivative contracts.
At July 31, 2019, for federal income tax purposes, the Fund had $30,009 in straddle loss deferral.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2019, the Adviser voluntarily waived $79,716 of its fee and voluntarily reimbursed $45,535 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2019, the Adviser reimbursed $4,248.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended July 31, 2019, the Sub-Adviser earned a fee of $133,778.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$109,260
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2019, FSC retained $12,071 fees paid by the Fund. For the year ended July 31, 2019, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2019, FSC retained $13,121 in sales charges from the sale of Class A Shares. FSC also retained $1,074 of CDSC relating to redemptions of Class C Shares.
Annual Shareholder Report

Other Service Fees
For the year ended July 31, 2019, FSSC received $12,630 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.31%, 2.06%, 1.06% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2019, were as follows:
Purchases	$117,751,286
Sales	$127,180,982
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of July 31, 2019, the Fund had no outstanding loans. During the year ended July 31, 2019, the Fund did not utilize the LOC.
Annual Shareholder Report

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2019, there were no outstanding loans. During the year ended July 31, 2019, the program was not utilized.
9. SUBSEQUENT EVENT
On May 16, 2019, the Trustees approved the reorganization of PNC Balanced Allocation Fund, a portfolio of the PNC Funds, into the Fund. The reorganization is expected to occur in the fourth quarter of 2019, pending approval by the shareholders of the PNC fund.
Additionally, if the reorganization is approved, the “Termination Date” for the Fund's Class A Shares, Class C Shares and Institutional Shares stated under Expense Limitation in the “Investment Adviser Fee and Other Transactions with Affiliates” note shall be extended up to but not including, the later of: (a) December 1, 2020; or (b) the first day of the month following the one year anniversary of the closing date of the reorganization.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended July 31, 2019, the amount of long-term capital gains designated by the Fund was $6,142,833.
For the fiscal year ended July 31, 2019, 28.69% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2019, 22.13% qualify for the dividends received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt Balanced fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated MDT Balanced Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Federated MDT Series) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
September 23, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2019	Ending Account Value 7/31/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,075.30	$6.74
Class C Shares	$1,000	$1,071.80	$10.58
Institutional Shares	$1,000	$1,076.80	$5.46
Class R6 Shares	$1,000	$1,077.00	$5.41
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.30	$6.56
Class C Shares	$1,000	$1,014.60	$10.29
Institutional Shares	$1,000	$1,019.50	$5.31
Class R6 Shares	$1,000	$1,019.60	$5.26
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.31%
Class C Shares	2.06%
Institutional Shares	1.06%
Class R6 Shares	1.05%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated MDT Balanced Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”) reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the eliminiation of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
Annual Shareholder Report

adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated MDTA LLC (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separates sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the
Annual Shareholder Report

overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall
Annual Shareholder Report

expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to fund Peer Groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the Peer Group of funds varied widely in their complexity, and the Board has been informed that the management of the Fund is among the more complex relative to its Peer Group.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the
Annual Shareholder Report

Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' investment objectives or investment management techniques, or the costs to implement funds, even within the same Peer Group, and that the CCO had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group.
Following such evaluation, and full deliberations, the Board considered that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In
Annual Shareholder Report

addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reduction in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and
Annual Shareholder Report

specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contract were appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Balanced Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R841
CUSIP 31421R833
CUSIP 31421R825
CUSIP 31421R692
37326 (9/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
July 31, 2019
Share Class | Ticker	A | QALGX	B | QBLGX	C | QCLGX	Institutional | QILGX

Federated MDT Large Cap Growth Fund
Fund Established 2005

A Portfolio of Federated MDT Series
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated MDT Large Cap Growth Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2018 through July 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT Large Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2019, was 11.28% for Class A Shares, 10.51% for Class B Shares, 10.46% for Class C Shares and 11.59% for the Institutional Shares. The total return for the Russell 1000® Growth Index (R1000G),1 the Fund's broad-based securities market index, was 10.82% for the same period. The total return of the Morningstar Large Growth Funds Average (MLGFA), a peer group average for the Fund, was 9.06% during the same period. The Fund's and MLGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R1000G.
During the reporting period, the Fund's investment strategy focused on stock selection. This was the most significant factor affecting the Fund's performance relative to the R1000G during the period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, overall domestic equity market performance was moderately strong as evidenced by the 7.05% return of the whole-market Russell 3000® Index.2 Larger cap stocks had a much better year than small-cap stocks.3 The Russell Top 200® Index4 returned 8.51%, and the Russell Midcap®5 Index returned 6.71%, but both the small-cap Russell 2000® Index6 and the very small-cap Russell Microcap7 Index fell (returns of -4.42% and -11.55%, respectively). For style, this was the third fiscal year in a row that growth stocks led value stocks by a substantial margin. During the reporting period, the Russell 3000® Growth Index8 returned 9.88% while the Russell 3000® Value Index9 returned 4.23%. The widest difference between the growth and value styles was in the mid-cap range, where the Russell Midcap® Growth Index10 returned 14.15%, and the Russell Midcap® Value Index11 returned 1.78%.
The best performing sectors in the R1000G during the reporting period were Real Estate (22.85%), Information Technology (16.63%) and Financials (13.41%). Underperforming sectors during the same period included Energy (-27.53%), Health Care (0.45%) and Industrials (4.55%).
Annual Shareholder Report
1

STOCK SELECTION
When looking at the Fund's outperformance in terms of fundamental and technical characteristics, the most significant drivers of outperformance during the reporting period were stocks with high analyst conviction and prices near 52-week highs. Stocks with those characteristics outperformed the benchmark and the Fund overweighted them. Stocks with negative analyst conviction and either worsening earnings to price or significant requirements for financing underperformed and were underweighted, but stock selection among them was not favorable, so these stocks were detractors. The Fund's sector exposures at the end of the period were close to R1000G weights, except for a small underweight in the Real Estate sector (the Fund did not invest in the Real Estate sector during the period). Favorable stock selection in the Information Technology, Health Care and Consumer Staples sectors contributed the most to the Fund's outperformance during the reporting period. Unfavorable stock selection in the Consumer Discretionary sector was a detractor during the period.
Individual stocks enhancing the Fund's performance during the reporting period included Veeva Systems Inc., Global Payments Inc., Xilinx, Inc. and Stryker Corporation.
Individual stocks detracting from the Fund's performance during the reporting period included Microsoft Corporation, Align Technology, Inc., and Visa Inc. Microsoft and Visa outperformed the benchmark but were underweighted relative to the R1000G by the Fund, and Align Technology underperformed and was overweighted by the Fund. Align Technology had been the top contributor to performance during the year ended July 31, 2018.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000G.
2	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure new and growing equities are reflected.*
3	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
4	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
5	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
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2

6	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
7	The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap® Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges and is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics.*
8	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
9	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
10	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.*
11	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Large Cap Growth Fund (the “Fund”) from July 31, 2009 to July 31, 2019, compared to the Russell 1000® Growth Index (R1000G)2 and the Morningstar Large Growth Funds Average (MLGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2019
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2019
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	5.17%	10.28%	13.24%
Class B Shares	5.06%	10.43%	13.19%
Class C Shares	9.48%	10.70%	13.01%
Institutional Shares	11.59%	11.82%	14.15%
R1000G	10.82%	14.25%	15.74%
MLGFA	9.06%	11.98%	14.05%

Annual Shareholder Report
4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G and MLGFA have been adjusted to reflect reinvestment of dividends on securities.
2	The R1000G measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The R1000G is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The R1000G is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The R1000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R1000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2019, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	36.1%
Consumer Discretionary	15.3%
Health Care	14.2%
Communication Services	12.4%
Industrials	10.1%
Consumer Staples	4.9%
Financials	4.2%
Energy	0.5%
Materials	0.3%
Securities Lending Collateral[2]	0.1%
Cash Equivalents[3]	2.0%
Other Assets and Liabilities—Net[4]	(0.1)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
July 31, 2019
Shares			Value
		COMMON STOCKS—98.0%
		Communication Services—12.4%
540	[1]	AMC Networks, Inc.	$28,825
3,642	[1]	Alphabet, Inc., Class A	4,436,684
6,362	[1]	Charter Communications, Inc.	2,451,788
9,100	[1]	Discovery, Inc.	275,821
16,398	[1]	Facebook, Inc.	3,184,984
2,776	[1]	IAC Interactive Corp.	663,603
37,183	[1]	Live Nation Entertainment, Inc.	2,679,407
60,498	[1]	MSG Networks, Inc.	1,148,857
20,898		Verizon Communications, Inc.	1,155,032
		TOTAL	16,025,001
		Consumer Discretionary—15.3%
3,023	[1]	Amazon.com, Inc.	5,643,276
60	[1]	AutoZone, Inc.	67,383
10,246	[2]	Bed Bath & Beyond, Inc.	99,489
6,069	[1]	Burlington Stores, Inc.	1,096,972
904	[1]	Chipotle Mexican Grill, Inc.	719,159
15,732		Dunkin' Brands Group, Inc.	1,261,077
13,659		eBay, Inc.	562,614
23,476		Expedia Group, Inc.	3,116,204
25,317		Ford Motor Co.	241,271
5,804	[1]	Fossil, Inc.	64,076
4,516	[1,2]	GNC Holdings, Inc.	9,393
8,984		Hilton Worldwide Holdings, Inc.	867,405
9,826		Home Depot, Inc.	2,099,718
13,787		Lowe's Cos., Inc.	1,398,002
1,382	[1]	Lululemon Athletica, Inc.	264,087
5,600	[1]	Sally Beauty Holdings, Inc.	76,944
1,595	[1]	Tempur Sealy International, Inc.	127,951
2,169		Toll Brothers, Inc.	78,019
1,477		Tractor Supply Co.	160,712
9,449		Tupperware Brands Corp.	144,664
2,647	[1]	Visteon Corp.	174,384
1,921	[1]	Weight Watchers International, Inc.	41,590
29,559		Wyndham Destinations, Inc.	1,391,047
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS—continued
		Consumer Discretionary—continued
1,360		Yum! Brands, Inc.	$153,027
		TOTAL	19,858,464
		Consumer Staples—4.9%
996		Church and Dwight, Inc.	75,138
5,640		Costco Wholesale Corp.	1,554,553
11,820		Estee Lauder Cos., Inc., Class A	2,177,126
12,348		Flowers Foods, Inc.	292,648
291		Hershey Foods Corp.	44,156
379		Kimberly-Clark Corp.	51,411
15,080		PepsiCo, Inc.	1,927,375
609	[1]	Post Holdings, Inc.	65,297
3,448		Sysco Corp.	236,430
		TOTAL	6,424,134
		Energy—0.5%
18,194		Continental Resources, Inc.	676,271
		Financials—4.2%
27,126		Citizens Financial Group, Inc.	1,010,715
6,125		Everest Re Group Ltd.	1,510,670
4,543		MSCI, Inc., Class A	1,032,351
8,748		Progressive Corp., OH	708,413
2,756		Prudential Financial, Inc.	279,210
4,952		RenaissanceRe Holdings Ltd.	897,055
2,300		Waddell & Reed Financial, Inc., Class A	40,250
		TOTAL	5,478,664
		Health Care—14.2%
8,753	[1]	Alexion Pharmaceuticals, Inc.	991,627
10,892	[1]	Biogen, Inc.	2,590,335
427		Bristol-Myers Squibb Co.	18,963
1,496	[1]	Exelixis, Inc.	31,820
24,866		HCA Healthcare, Inc.	3,319,860
4,122	[1]	IDEXX Laboratories, Inc.	1,162,610
7,237	[1]	Incyte Genomics, Inc.	614,566
4,018	[1]	Jazz Pharmaceuticals PLC.	560,029
1,622	[1]	Mettler-Toledo International, Inc.	1,227,449
2,416	[1]	Molina Healthcare, Inc.	320,797
3,637	[1]	Myriad Genetics, Inc.	105,982
14,671		Stryker Corp.	3,077,682
19,454	[1]	Veeva Systems, Inc.	3,227,419
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
7,170	[1]	Vertex Pharmaceuticals, Inc.	$1,194,665
		TOTAL	18,443,804
		Industrials—10.1%
7,524		Boeing Co.	2,567,038
12,595		CSX Corp.	886,688
7,071		Caterpillar, Inc.	931,039
2,602	[1]	CoStar Group, Inc.	1,601,271
406		Grainger (W.W.), Inc.	118,158
12,012		Heico Corp.	1,642,641
13,961	[1]	Jet Blue Airways Corp.	268,470
2,794		Lennox International, Inc.	716,605
11,600		Lockheed Martin Corp.	4,201,172
28,428		Pitney Bowes, Inc.	115,133
3,882		R.R. Donnelley & Sons Co.	7,842
		TOTAL	13,056,057
		Information Technology—36.1%
236		Accenture PLC	45,449
7,841	[1]	Adobe, Inc.	2,343,361
6,003	[1]	Ansys, Inc.	1,219,329
30,767		Apple, Inc.	6,554,602
11,657	[1]	Autodesk, Inc.	1,820,474
22,254		Automatic Data Processing, Inc.	3,705,736
663		Booz Allen Hamilton Holding Corp.	45,581
2,080		CDW Corp.	245,773
31,057	[1]	Cadence Design Systems, Inc.	2,295,423
2,057	[1]	Coupa Software, Inc.	279,156
527	[1]	Fair Isaac & Co., Inc.	183,090
3,143	[1]	FleetCor Technologies, Inc.	893,146
10,233	[1]	Fortinet, Inc.	821,812
18,733		Global Payments, Inc.	3,145,645
1,452	[1,2]	HubSpot, Inc.	259,502
6,653		Intuit, Inc.	1,844,943
16,126		Mastercard, Inc.	4,390,626
46,675		Microsoft Corp.	6,360,402
11,575		NetApp, Inc.	677,022
2,797	[1]	Paycom Software, Inc.	673,378
16,081	[1]	PayPal, Inc.	1,775,342
7,455	[1]	Salesforce.com, Inc.	1,151,798
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
7,746	[1]	ServiceNow, Inc.	$2,148,663
4,150		Universal Display Corp.	875,982
6,577	[1]	WEX, Inc.	1,434,246
44,090		Western Union Co.	925,890
917	[1]	Zebra Technologies Corp., Class A	193,386
5,333	[1]	Zendesk, Inc.	445,626
		TOTAL	46,755,383
		Materials—0.3%
1,426		Grace (W.R.) & Co.	96,697
387		Scotts Miracle-Gro Co.	43,414
384		Sherwin-Williams Co.	197,007
		TOTAL	337,118
		TOTAL COMMON STOCKS (IDENTIFIED COST $104,509,552)	127,054,896
		INVESTMENT COMPANIES—2.1%
145,725		Federated Government Obligations Fund, Premier Shares, 2.25%[3]	145,725
2,521,943		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.39%[3]	2,522,699
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $2,667,836)	2,668,424
		TOTAL INVESTMENT IN SECURITIES—100.1% (IDENTIFIED COST $107,177,388)[4]	129,723,320
		OTHER ASSETS AND LIABILITIES - NET—(0.1)%[5]	(78,035)
		TOTAL NET ASSETS—100%	$129,645,285
Annual Shareholder Report
10

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2019, were as follows:
	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Total Affiliated Transactions
Balance of Shares Held 7/31/2018	280,960	1,197,370	1,478,330
Purchases/Additions	7,123,342	21,650,720	28,774,062
Sales/Reductions	(7,258,577)	(20,326,147)	(27,584,724)
Balance of Shares Held 7/31/2019	145,725	2,521,943	2,667,668
Value	$145,725	$2,522,699	$2,668,424
Change in Unrealized Appreciation/Depreciation	N/A	$226	$226
Net Realized Gain/(Loss)	N/A	$(289)	$(289)
Dividend Income	$9,655	$61,140	$70,795
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $107,244,983.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2019, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.66	$17.46	$15.18	$17.64	$16.15
Income From Investment Operations:
Net investment income (loss)[1]	(0.05)	(0.07)	0.01	0.04	0.02
Net realized and unrealized gain (loss)	2.01	4.67	2.36	(0.70)	1.47
TOTAL FROM INVESTMENT OPERATIONS	1.96	4.60	2.37	(0.66)	1.49
Less Distributions:
Distributions from net realized gain	(1.81)	(1.40)	(0.09)	(1.80)	—
Net Asset Value, End of Period	$20.81	$20.66	$17.46	$15.18	$17.64
Total Return[2]	11.28%	27.38%	15.66%	(3.62)%	9.23%
Ratios to Average Net Assets:
Net expenses	1.48%	1.52%	1.52%	1.50%	1.50%
Net investment income (loss)	(0.27)%	(0.38)%	0.02%	0.28%	0.13%
Expense waiver/reimbursement[3]	0.00%[4]	0.02%	0.08%	0.07%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$67,513	$59,355	$49,794	$45,661	$55,033
Portfolio turnover	97%	104%	104%	69%	91%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.85	$16.16	$14.16	$16.71	$15.41
Income From Investment Operations:
Net investment income (loss)[1]	(0.18)	(0.20)	(0.11)	(0.07)	(0.11)
Net realized and unrealized gain (loss)	1.80	4.29	2.20	(0.68)	1.41
TOTAL FROM INVESTMENT OPERATIONS	1.62	4.09	2.09	(0.75)	1.30
Less Distributions:
Distributions from net realized gain	(1.81)	(1.40)	(0.09)	(1.80)	—
Net Asset Value, End of Period	$18.66	$18.85	$16.16	$14.16	$16.71
Total Return[2]	10.51%	26.38%	14.81%	(4.41)%	8.44%
Ratios to Average Net Assets:
Net expenses	2.23%	2.27%	2.27%	2.25%	2.25%
Net investment income (loss)	(1.02)%	(1.13)%	(0.71)%	(0.49)%	(0.65)%
Expense waiver/reimbursement[3]	0.00%[4]	0.02%	0.08%	0.08%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,612	$14,432	$13,654	$14,925	$16,175
Portfolio turnover	97%	104%	104%	69%	91%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.35	$15.76	$13.81	$16.34	$15.07
Income From Investment Operations:
Net investment income (loss)[1]	(0.18)	(0.19)	(0.11)	(0.06)	(0.10)
Net realized and unrealized gain (loss)	1.74	4.18	2.15	(0.67)	1.37
TOTAL FROM INVESTMENT OPERATIONS	1.56	3.99	2.04	(0.73)	1.27
Less Distributions:
Distributions from net realized gain	(1.81)	(1.40)	(0.09)	(1.80)	—
Net Asset Value, End of Period	$18.10	$18.35	$15.76	$13.81	$16.34
Total Return[2]	10.46%	26.42%	14.82%	(4.39)%	8.43%
Ratios to Average Net Assets:
Net expenses	2.23%	2.27%	2.27%	2.25%	2.25%
Net investment income (loss)	(1.03)%	(1.13)%	(0.72)%	(0.46)%	(0.63)%
Expense waiver/reimbursement[3]	0.00%[4]	0.02%	0.08%	0.07%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,445	$10,685	$9,672	$10,052	$12,904
Portfolio turnover	97%	104%	104%	69%	91%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.52	$18.10	$15.69	$18.13	$16.55
Income From Investment Operations:
Net investment income (loss)[1]	(0.01)	(0.03)	0.05	0.08	0.07
Net realized and unrealized gain (loss)	2.13	4.85	2.45	(0.72)	1.51
TOTAL FROM INVESTMENT OPERATIONS	2.12	4.82	2.50	(0.64)	1.58
Less Distributions:
Distributions from net realized gain	(1.81)	(1.40)	(0.09)	(1.80)	—
Net Asset Value, End of Period	$21.83	$21.52	$18.10	$15.69	$18.13
Total Return[2]	11.59%	27.65%	15.98%	(3.40)%	9.55%
Ratios to Average Net Assets:
Net expenses	1.22%	1.27%	1.27%	1.25%	1.25%
Net investment income (loss)	(0.04)%	(0.14)%	0.27%	0.52%	0.37%
Expense waiver/reimbursement[3]	0.00%[4]	0.02%	0.08%	0.07%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$37,076	$11,966	$7,649	$7,469	$7,888
Portfolio turnover	97%	104%	104%	69%	91%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Statement of Assets and Liabilities
July 31, 2019
Assets:
Investment in securities, at value including $142,343 of securities loaned and including $2,668,424 of investment in affiliated holdings (identified cost $107,177,388)		$129,723,320
Income receivable		49,123
Income receivable from affiliated holdings		9,706
Receivable for investments sold		832,082
Receivable for shares sold		147,215
TOTAL ASSETS		130,761,446
Liabilities:
Payable for investments purchased	$783,160
Payable for shares redeemed	17,795
Bank overdraft	2,703
Payable for collateral due to broker for securities lending	145,725
Payable for investment adviser fee (Note 5)	2,684
Payable for administrative fees (Note 5)	284
Payable for auditing fees	27,200
Payable for distribution services fee (Note 5)	16,280
Payable for other service fees (Notes 2 and 5)	33,682
Payable for share registration costs	40,357
Accrued expenses (Note 5)	46,291
TOTAL LIABILITIES		1,116,161
Net assets for 6,306,508 shares outstanding		$129,645,285
Net Assets Consist of:
Paid-in capital		$97,743,512
Total distributable earnings		31,901,773
TOTAL NET ASSETS		$129,645,285
Annual Shareholder Report
16

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($67,512,636 ÷ 3,244,313 shares outstanding), no par value, unlimited shares authorized	$20.81
Offering price per share (100/94.50 of $20.81)	$22.02
Redemption proceeds per share	$20.81
Class B Shares:
Net asset value per share ($12,611,914 ÷ 676,051 shares outstanding), no par value, unlimited shares authorized	$18.66
Offering price per share	$18.66
Redemption proceeds per share (94.50/100 of $18.66)	$17.63
Class C Shares:
Net asset value per share ($12,444,846 ÷ 687,496 shares outstanding), no par value, unlimited shares authorized	$18.10
Offering price per share	$18.10
Redemption proceeds per share (99.00/100 of $18.10)	$17.92
Institutional Shares:
Net asset value per share ($37,075,889 ÷ 1,698,648 shares outstanding), no par value, unlimited shares authorized	$21.83
Offering price per share	$21.83
Redemption proceeds per share	$21.83
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Operations
Year Ended July 31, 2019
Investment Income:
Dividends (including $61,140 received from affiliated holdings*)		$1,356,958
Net income on securities loaned (includes $9,655 earned from affiliated holdings related to cash collateral balances*)(Note 2)		2,557
TOTAL INCOME		1,359,515
Expenses:
Investment adviser fee (Note 5)	$850,783
Administrative fee (Note 5)	90,883
Custodian fees	22,442
Transfer agent fee	166,491
Directors'/Trustees' fees (Note 5)	2,302
Auditing fees	27,200
Legal fees	11,915
Portfolio accounting fees	83,979
Distribution services fee (Note 5)	178,721
Other service fees (Notes 2 and 5)	216,933
Share registration costs	78,020
Printing and postage	28,168
Miscellaneous (Note 5)	29,911
TOTAL EXPENSES	1,787,748
Reimbursement of investment adviser fee (Note 5)	(1,874)
Net expenses		1,785,874
Net investment income (loss)		(426,359)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized loss of $(289) on sales of investments in affiliated holdings*)		9,852,764
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $226 on investments in affiliated holdings*)		3,316,789
Net realized and unrealized gain on investments		13,169,553
Change in net assets resulting from operations		$12,743,194
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended July 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(426,359)	$(499,782)
Net realized gain	9,852,764	10,083,407
Net change in unrealized appreciation/depreciation	3,316,789	11,109,591
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,743,194	20,693,216
Distributions to Shareholders:
Class A Shares	(5,477,815)	(4,029,431)
Class B Shares	(1,293,241)	(1,111,920)
Class C Shares	(969,378)	(797,120)
Institutional Shares	(1,895,731)	(476,552)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,636,165)	(6,415,023)
Share Transactions:
Proceeds from sale of shares	50,787,953	18,205,541
Net asset value of shares issued to shareholders in payment of distributions declared	9,069,033	5,896,339
Cost of shares redeemed	(29,755,658)	(22,712,943)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	30,101,328	1,388,937
Change in net assets	33,208,357	15,667,130
Net Assets:
Beginning of period	96,436,928	80,769,798
End of period	$129,645,285	$96,436,928
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
July 31, 2019
1. ORGANIZATION
Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Large Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense reimbursement of $1,874 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended July 31, 2018, were from net realized gains. Accumulated net investment (loss) at July 31, 2018, was $(1,325).
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$157,360
Class B Shares	32,888
Class C Shares	26,685
TOTAL	$216,933
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
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Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2019, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$142,343	$145,725
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31,	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	656,472	$13,105,404	467,958	$8,917,991
Shares issued to shareholders in payment of distributions declared	287,970	4,964,605	197,851	3,618,696
Shares redeemed	(573,201)	(11,287,981)	(644,382)	(12,286,884)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	371,241	$6,782,028	21,427	$249,803

Year Ended July 31,	2019		2018
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	15,474	$275,427	66,852	$1,147,577
Shares issued to shareholders in payment of distributions declared	81,777	1,269,989	64,836	1,087,294
Shares redeemed	(186,625)	(3,266,416)	(211,128)	(3,561,428)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(89,374)	$(1,721,000)	(79,440)	$(1,326,557)

Year Ended July 31,	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	287,106	$4,940,359	141,746	$2,436,968
Shares issued to shareholders in payment of distributions declared	64,160	966,884	47,820	780,418
Shares redeemed	(245,939)	(4,453,354)	(220,940)	(3,759,274)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	105,327	$1,453,889	(31,374)	$(541,888)
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Year Ended July 31,	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,564,212	$32,466,763	267,065	$5,703,005
Shares issued to shareholders in payment of distributions declared	103,408	1,867,555	21,553	409,931
Shares redeemed	(524,974)	(10,747,907)	(155,328)	(3,105,357)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,142,646	$23,586,411	133,290	$3,007,579
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,529,840	$30,101,328	43,903	$1,388,937
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income[1]	$5,514,491	$3,734,212
Long-term capital gains	$4,121,674	$2,680,811
1	For tax purposes, short term capital gains distributions are considered ordinary income distributions.
As of July 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$3,443,868
Net unrealized appreciation	$22,478,337
Undistributed long-term capital gains	$5,979,568
2	For tax purposes, short term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales.
At July 31, 2019, the cost of investments for federal tax purposes was $107,244,983. The net unrealized appreciation of investments for federal tax purposes was $22,478,337. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $25,378,166 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,899,829.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2019, the Adviser reimbursed $1,874.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund. In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$98,665
Class C Shares	80,056
TOTAL	$178,721
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2019, FSC retained $110,768 fees paid by the Fund. For the year ended July 31, 2019, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended July 31, 2019, FSSC received $45,934 of the other service fees disclosed in Note 2.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2019, FSC retained $10,183 in sales charges from the sale of Class A Shares. FSC also retained $5,343, $26,380 and $935 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding acquired fund fees and expenses, interest expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.51%, 2.26%, 2.26% and 1.26% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2019, were as follows:
Purchases	$126,344,723
Sales	$108,079,985
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
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8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of July 31, 2019, the Fund had no outstanding loans. During the year ended July 31, 2019, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2019, there were no outstanding loans. During the year ended July 31, 2019, the program was not utilized.
10. SUBSEQUENT EVENT
On May 16, 2019, the Trustees approved the reorganization of PNC Multi-Factor Large Cap Growth Fund, a portfolio of the PNC Funds, into the Fund. The reorganization is expected to occur in the fourth quarter of 2019, pending approval by the shareholders of the PNC fund.
Additionally, if the reorganization is approved, the “Termination Date” for the Fund's Class A Shares, Class C Shares and Institutional Shares stated under Expense Limitation in the “Investment Adviser Fee and Other Transactions with Affiliates” note shall be extended up to but not including, the later of: (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the reorganization.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2019, the amount of long-term capital gains designated by the Fund was $4,121,674.
For the fiscal year ended July 31, 2019, 17.32% of total ordinary income (including short-term capital gains) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2019, 17.17% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt large cap growth fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Federated MDT Series) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Turst's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
September 23, 2019
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2019	Ending Account Value 7/31/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,134.10	$7.73
Class B Shares	$1,000	$1,130.20	$11.67
Class C Shares	$1,000	$1,129.80	$11.67
Institutional Shares	$1,000	$1,135.20	$6.41
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.60	$7.30
Class B Shares	$1,000	$1,013.80	$11.03
Class C Shares	$1,000	$1,013.80	$11.03
Institutional Shares	$1,000	$1,018.80	$6.06
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.46%
Class B Shares	2.21%
Class C Shares	2.21%
Institutional Shares	1.21%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2019
Federated MDT Large Cap Growth Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
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adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated MDTA LLC (the “Adviser”) and its affiliates (collectively “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
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regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other
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factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to fund Peer Groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the Peer Group of funds varied widely in their complexity, and the Board has been informed that the management of the Fund is among the more complex relative to its Peer Group.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in
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attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' investment objectives or investment management techniques, or the costs to implement funds, even within the same Peer Group, and that the CCO had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group. In addition, the Board was informed by the Adviser that the Fund outperformed its benchmark index for the one-year period.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution
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and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared
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with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
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The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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47

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report
48

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Large Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R700
CUSIP 31421R684
CUSIP 31421R809
CUSIP 31421R882
37329 (9/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
July 31, 2019
Share Class | Ticker	A | QASCX	C | QCSCX	Institutional | QISCX	R6 | QLSCX

Federated MDT Small Cap Core Fund
Fund Established 2005

A Portfolio of Federated MDT Series
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated MDT Small Cap Core Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2018 through July 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT Small Cap Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2019, was -7.69% for Class A Shares, -8.35% for Class C Shares, -7.45% for Institutional Shares and -7.45% for Class R6 Shares. The total return for the Russell 2000® Index (R2000),1 the Fund's broad-based securities market index, was -4.42% for the same period. The total return of the Morningstar Small Blend Funds Average (MSBFA),2 a peer group average for the Fund, was -4.80% during the same period. The Fund's and MSBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000.
During the reporting period, the Fund's investment strategy focused on stock selection. This was the most significant factor affecting the Fund's performance relative to the R2000 during the period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, overall domestic equity market performance was moderately strong as evidenced by the 7.05% return of the whole-market Russell 3000® Index.3 Larger cap stocks had a much better year than small-cap stocks.4 The Russell Top 200® Index5 returned 8.51%, and the Russell Midcap® Index6 returned 6.71%, but both the small-cap R2000 Index and the very small-cap Russell Microcap® Index7 fell (returns of -4.42% and -11.55%, respectively). For style, this was the third fiscal year in a row that growth stocks led value stocks by a substantial margin. During the reporting period, the Russell 3000® Growth Index8 returned 9.88%, and the Russell 3000® Value Index9 returned 4.23%. The widest difference between the growth and value styles was in the mid-cap range, where the Russell Midcap® Growth Index10 returned 14.15%, and the Russell Midcap Value Index11 returned 1.78%.
The best performing sectors in the R2000 during the reporting period were Utilities (17.38%), Information Technology (14.76%) and Communication Services (6.84%). Underperforming sectors during the same period included Energy (-42.79%), Materials (-18.24%) and Consumer Staples (-9.84%).
STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. When looking at the Fund's combinations of these characteristics, the underperformance during the reporting period came primarily from stocks with flat or improving earnings to price and prices not near 52-week highs, and from deep value stocks with depressed prices but no significant external financing needs. Growth-oriented stocks with very high analyst conviction and strong
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1

technical factors provided a partial offset. At the end of the reporting period, the Fund's sector exposures remained close to R2000 weights, except for an underweight in the Real Estate sector (the Fund did not invest in the Real Estate sector during the period). Weak stock selection in the Financials and Industrials sectors contributed the most to the Fund's underperformance. Favorable stock selection in the Information Technology and Utilities sectors provided a partial offset.
Individual stocks enhancing the Fund's performance during the reporting period included Array BioPharma Inc., Workiva Inc. and K12 Inc.
Individual stocks detracting from the Fund's performance during the reporting period included Mallinckrodt plc, Green Dot Corporation and Weight Watchers International, Inc.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSBFA.
3	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
4	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
5	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
6	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
7	The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap® Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges and is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics.*
8	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
9	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a
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2

comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
10	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.*
11	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Core Fund from July 31, 2009 to July 31, 2019, compared to the Russell 2000® Index (R2000)2 and the Morningstar Small Blend Funds Average (MSBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of July 31, 2019
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple shares classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Returns table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Periods Ended 7/31/2019
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-12.76%	8.96%	13.41%
Class C Shares	-9.23%	9.39%	13.20%
Institutional Shares	-7.45%	10.49%	14.34%
Class R6 Shares[4]	-7.45%	10.34%	12.93%
R2000	-4.42%	8.53%	12.47%
MSBFA	-4.80%	6.99%	11.80%
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4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000 and MSBFA have been adjusted to reflect reinvestment of dividends on securities.
2	The R2000 measures the performance of the small-cap segment of the U.S. equity universe. The R2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The R2000 is constructed to provide a comprehensive and unbiased small-cap barometer, and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The R2000 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's R6 Class commenced operations on June 29, 2016. It is anticipated that this class will have the lowest net expenses of all outstanding share classes. For the period prior to the commencement of operations of the R6 class, the R6 class performance information shown is for the Institutional Share class, adjusted to reflect the expenses of the Fund's R6 class for each period for which the Fund's R6 class gross expenses would have exceeded the actual expense paid by the Fund's Institutional Share class.
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5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2019, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Financials	18.7%
Health Care	16.4%
Industrials	16.3%
Information Technology	14.5%
Consumer Discretionary	12.0%
Utilities	4.9%
Energy	4.6%
Consumer Staples	3.9%
Materials	3.7%
Communication Services	3.3%
Securities Lending Collateral[2]	3.8%
Cash Equivalents[3]	8.7%
Other Assets and Liabilities—Net[4]	(10.8)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
July 31, 2019
Shares			Value
		COMMON STOCKS—98.3%
		Communication Services—3.3%
43,531		Cogent Communications Holdings, Inc.	$2,742,888
198,610		Emerald Expositions Events, Inc.	2,117,183
679,348	[1,2]	Frontier Communications Corp.	896,739
95,956	[1]	Imax Corp.	2,106,234
130,314	[2]	Meredith Corp.	7,149,026
15,859		Nexstar Media Group, Inc., Class A	1,613,970
37,092		Shenandoah Telecommunications Co.	1,459,941
53,084		Sinclair Broadcast Group, Inc.	2,667,471
477,461		Tegna, Inc.	7,252,633
105,735	[1,2]	Yelp, Inc.	3,706,012
		TOTAL	31,712,097
		Consumer Discretionary—12.0%
27,145	[1]	Asbury Automotive Group, Inc.	2,499,512
24,889		BJ's Restaurants, Inc.	988,093
120,824	[1]	Beazer Homes USA, Inc.	1,416,057
33,440	[1]	Boot Barn Holdings, Inc.	1,046,338
37,644	[2]	Brinker International, Inc.	1,500,113
27,070	[2]	Buckle, Inc.	550,875
162,162	[1]	Cooper-Standard Holding, Inc.	8,023,776
14,407	[1]	Deckers Outdoor Corp.	2,251,526
30,982	[2]	Dine Brands Global, Inc.	2,543,312
8,244	[1]	Etsy, Inc.	552,513
316,624	[1]	Everi Holdings, Inc.	3,802,654
300,725	[1,2]	Fossil, Inc.	3,320,004
11,425	[1,2]	Francesca's Holdings Corp.	35,760
23,839		Group 1 Automotive, Inc.	2,001,523
438,043		KB HOME	11,507,390
233,298	[1]	K12, Inc.	6,963,945
67,757		Lithia Motors, Inc., Class A	8,935,793
59,111	[1]	Meritage Corp.	3,712,762
39,952	[2]	Movado Group, Inc.	1,051,936
215,005	[2]	PetMed Express, Inc.	3,734,637
81,592	[1]	Planet Fitness, Inc.	6,418,027
152,241		Rent-A-Center, Inc.	4,115,074
267,908	[1,2]	Sally Beauty Holdings, Inc.	3,681,056
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS—continued
		Consumer Discretionary—continued
271,377	[1,2]	SeaWorld Entertainment, Inc.	$8,295,995
265,465	[2]	Signet Jewelers Ltd.	4,815,535
108,543	[1,2]	Stamps.com, Inc.	5,182,928
332,760	[1]	TRI Pointe Group, Inc.	4,555,485
243,662	[1]	Weight Watchers International, Inc.	5,275,282
33,334		Wingstop, Inc.	3,186,397
131,949	[1,2]	YETI Holdings, Inc.	4,586,547
		TOTAL	116,550,845
		Consumer Staples—3.9%
91,414	[1,2]	Chefs Warehouse, Inc.	3,333,869
7,194		Coca-Cola Bottling Co.	2,111,655
81,110	[1,2]	elf Beauty, Inc.	1,345,615
63,308	[1]	Hostess Brands, Inc.	893,909
31,960		Medifast, Inc.	3,568,334
137,224	[1,2]	National Beverage Corp.	5,973,361
191,848	[1]	Performance Food Group Co.	8,412,535
19,994		Sanderson Farms, Inc.	2,619,614
4,839	[1]	The Boston Beer Co., Inc., Class A	1,898,436
70,100	[1,2]	USANA Health Sciences, Inc.	4,770,305
50,347		Universal Corp.	2,995,646
		TOTAL	37,923,279
		Energy—4.6%
117,565	[2]	Arch Coal, Inc.	10,482,095
129,893	[1]	CONSOL Energy, Inc.	2,791,401
850,893	[1,2]	Denbury Resources, Inc.	961,509
118,854		Gulf Island Fabrication, Inc.	850,995
275,917	[1,2]	Key Energy Services, Inc.	841,547
330,987	[1]	Newpark Resources, Inc.	2,525,431
309,828	[1]	Noble Corp. PLC	690,916
393,999	[1]	Oil States International, Inc.	5,878,465
357,076		Peabody Energy Corp.	7,520,020
191,824	[2]	RPC, Inc.	1,185,472
287,634	[1,2]	Renewable Energy Group, Inc.	3,908,946
97,146		SM Energy Co.	968,546
45,633		Scorpio Tankers, Inc.	1,196,041
337,940	[1,2]	Southwestern Energy Co.	743,468
241,653	[1,2]	Whiting Petroleum Corp.	4,272,425
		TOTAL	44,817,277
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS—continued
		Financials—18.7%
36,561		1st Source Corp.	$1,716,539
148,421		American Equity Investment Life Holding Co.	3,829,262
35,640		BancFirst Corp.	2,079,238
249,851		BancorpSouth Bank	7,468,046
55,969		Banner Corp.	3,316,723
120,722		Employers Holdings, Inc.	5,299,696
57,924	[1]	Enova International, Inc.	1,561,052
98,130	[1]	Essent Group Ltd.	4,529,681
236,210	[1,2]	Ezcorp, Inc., Class A	2,326,668
35,247		Financial Institutions, Inc.	1,085,255
635,950		First BanCorp	6,842,822
223,431		First Bancorp, Inc.	8,253,541
170,742		First Defiance Financial Corp.	4,903,710
48,448		First Guaranty Bancshares, Inc.	1,058,589
80,924	[2]	First Merchants Corp.	3,189,215
510,292	[2]	Fulton Financial Corp.	8,674,964
151,059	[1]	Green Dot Corp.	7,657,181
122,259		Hancock Whitney Corp.	5,076,194
106,129		Hometrust Bancshares, Inc.	2,773,151
57,862		Iberiabank Corp.	4,546,217
682,103		Investors Bancorp, Inc.	7,748,690
52,944		Kemper Corp.	4,660,131
106,611	[2]	Kinsale Capital Group, Inc.	9,580,064
10,084	[1,2]	LendingTree, Inc.	3,252,493
378,815		MGIC Investment Corp.	4,867,773
156,105		Meridian Bancorp, Inc.	2,862,966
145,513	[1]	NMI Holdings, Inc.	3,620,363
165,063		National Bank Holdings Corp.	5,988,486
414,118	[2]	National General Holdings Corp.	10,241,138
619,631	[2]	New York Mortgage Trust, Inc.	3,785,945
19,683	[1,2]	Nicolet Bankshares, Inc.	1,293,370
169,690		OceanFirst Financial Corp.	4,140,436
118,289		Peapack-Gladstone Financial Corp.	3,362,956
112,685		QCR Holdings, Inc.	4,311,328
187,714		Radian Group, Inc.	4,279,879
21,857		Republic Bancorp, Inc.	1,044,109
47,073		Simmons 1st National Corp., Class A	1,212,130
47,502		Stifel Financial Corp.	2,841,095
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS—continued
		Financials—continued
20,255		TowneBank	$569,976
70,286		TriCo Bancshares	2,653,296
38,476		UMB Financial Corp.	2,626,372
176,660	[2]	Valley National Bancorp	1,971,526
27,338		Washington Federal, Inc.	1,000,024
227,145		Waterstone Financial Inc.	3,838,750
108,805		Western New England Bancorp, Inc.	1,016,239
47,820		Wintrust Financial Corp.	3,421,043
		TOTAL	182,378,322
		Health Care—16.4%
182,791	[1,2]	AMAG Pharmaceutical, Inc.	1,509,854
228,081	[1]	Acorda Therapeutics, Inc.	1,580,601
66,205	[1,3]	Adeptus Health, Inc., Class A	0
756,735	[1,2]	Akorn, Inc.	2,815,054
13,681	[1]	Amedisys, Inc.	1,886,473
289,904	[1]	American Renal Associates Holdings, Inc.	2,232,261
59,209	[1]	Apellis Pharmaceuticals, Inc.	1,653,707
62,956	[1,2]	Arena Pharmaceuticals, Inc.	3,946,082
35,905	[1]	Arrowhead Pharmaceuticals, Inc.	1,043,399
361,657	[1,2]	Assertio Therapeutics, Inc.	1,240,484
68,136	[1]	Audentes Therapeutics, Inc.	2,651,853
69,647	[1]	Blueprint Medicines Corp.	6,975,147
114,019		CONMED Corp.	9,959,560
68,856	[1,2]	Cara Therapeutics, Inc.	1,648,413
162,316	[1]	Cardiovascular Systems, Inc.	7,438,942
222,570	[1,2]	Coherus Biosciences, Inc.	3,743,627
115,154	[1]	Cytokinetics, Inc.	1,403,727
21,134	[1]	Eagle Pharmaceuticals, Inc.	1,159,411
692,712	[1]	Endo International PLC	2,195,897
47,782		Ensign Group, Inc.	2,879,343
73,086	[1]	Fate Therapeutics, Inc.	1,611,546
12,150	[1,2]	Globus Medical, Inc.	553,797
115,832	[1]	HMS Holdings Corp.	4,042,537
293,884	[1]	Halozyme Therapeutics, Inc.	4,993,089
47,355	[1]	Horizon Therapeutics PLC	1,178,666
125,533	[1]	Inogen, Inc.	7,720,279
115,995	[1]	Iovance Biotherapeutics, Inc.	2,852,317
575,101	[1,2]	Mallinckrodt PLC	3,916,438
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
12,847	[1]	Medicines Co.	$460,436
37,333	[1]	Medpace Holdings, Inc.	2,940,347
31,044	[1]	MeiraGTx Holdings PLC	845,949
42,214	[1]	Mirati Therapeutics, Inc.	4,466,241
36,192	[1]	Molina Healthcare, Inc.	4,805,574
140,003	[1]	Natera, Inc.	3,861,283
349,197	[1]	NeoGenomics, Inc.	8,509,931
13,157	[1]	Novocure Ltd.	1,094,926
17,899	[1]	Omnicell, Inc.	1,346,184
70,409	[1]	Orthofix Medical, Inc.	3,763,361
86,780	[1]	Pacira BioSciences, Inc.	3,808,774
105,496	[1,2]	Ra Pharmaceuticals, Inc.	3,591,084
15,287	[1,2]	Reata Pharmaceuticals, Inc.	1,385,767
155,147	[1,2]	Repligen Corp.	14,644,325
73,240	[1]	Syneos Health, Inc.	3,741,832
176,781	[1,2]	Tenet Healthcare Corp.	4,166,728
25,289	[2]	U.S. Physical Therapy, Inc.	3,264,304
212,899	[1]	Vanda Pharmaceuticals, Inc.	2,650,593
256,757	[1]	Voyager Therapeutics, Inc.	5,651,222
		TOTAL	159,831,365
		Industrials—16.3%
155,374		Acco Brands Corp.	1,519,558
25,221	[1,2]	Aerovironment, Inc.	1,383,372
150,967		Arcosa, Inc.	5,661,263
146,796	[1]	Atkore International Group, Inc.	4,006,063
208,195	[1]	CECO Environmental Corp.	1,921,640
67,603	[1,2]	Casella Waste Systems, Inc.	2,947,491
83,694		Comfort Systems USA, Inc.	3,515,148
245,061	[1]	Continental Building Products, Inc.	6,023,599
79,917		Deluxe Corp.	3,565,897
174,366	[1]	Echo Global Logistics, Inc.	3,672,148
31,137		Emcor Group, Inc.	2,627,652
71,812		EnPro Industries, Inc.	5,101,525
55,829	[1]	FTI Consulting, Inc.	5,831,339
85,402	[1]	Foundation Building Materials, Inc.	1,469,769
61,290		GATX Corp.	4,710,749
27,776	[1]	Generac Holdings, Inc.	2,008,205
129,444	[1]	Harsco Corp.	3,036,756
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS—continued
		Industrials—continued
122,541		Heidrick & Struggles International, Inc.	$3,639,468
50,704	[1]	Hub Group, Inc.	2,299,426
79,039		Hurco Co., Inc.	2,702,344
52,801		Insperity, Inc.	5,615,386
32,752		John Bean Technologies Corp.	3,886,352
128,401		Korn Ferry	5,043,591
120,081	[1]	Masonite International Corp.	6,400,317
27,943	[1]	Mastec, Inc.	1,434,035
438,520	[2]	Maxar Technologies, Inc.	3,227,507
42,789	[1]	Mercury Systems, Inc.	3,488,159
176,163	[1]	Meritor, Inc.	4,356,511
154,478		Miller Herman, Inc.	7,004,033
34,697	[1]	Navistar International Corp.	1,083,934
50,742	[2]	Quad Graphics, Inc.	573,892
154,753	[2]	REV Group, Inc.	2,254,751
217,144	[1]	Rexnord Corp.	6,360,148
92,288		Rush Enterprises, Inc.	3,475,566
40,484	[1]	SPX Flow, Inc.	1,642,031
52,430		SkyWest, Inc.	3,183,025
196,213		Steelcase, Inc., Class A	3,317,962
56,355	[1,2]	Taser International, Inc.	3,957,248
46,755		Tetra Tech, Inc.	3,702,996
169,150	[1]	Titan Machinery, Inc.	3,508,171
53,479		Triton International Ltd.	1,769,085
30,932		Unifirst Corp.	6,089,583
118,160		Universal Truckload Services, Inc.	2,326,570
39,898	[1]	Veritiv Corp.	695,023
114,341	[2]	Werner Enterprises, Inc.	3,790,404
27,460		Woodward, Inc.	3,076,618
		TOTAL	158,906,310
		Information Technology—14.5%
117,476		AVX Corp.	1,789,160
23,233	[1]	CACI International, Inc., Class A	4,998,580
14,518	[1]	Ciena Corp.	656,504
59,357	[1]	Commvault Systems, Inc.	2,697,182
123,633	[1]	Cornerstone OnDemand, Inc.	7,319,074
63,852	[1]	Coupa Software, Inc.	8,665,355
220,394	[1]	Diodes, Inc.	9,388,784
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
343,177	[1,2]	Enphase Energy, Inc.	$9,660,433
12,063	[1]	Evo Payments, Inc.	375,401
61,502	[1,2]	HubSpot, Inc.	10,991,637
29,260	[1]	Insight Enterprises, Inc.	1,609,885
67,568	[2]	j2 Global, Inc.	6,019,633
18,495		KBR, Inc.	487,898
47,510	[1]	Kimball Electronics, Inc.	755,409
263,486	[1]	Lattice Semiconductor Corp.	5,095,819
256,757	[1]	Netgear, Inc.	8,691,224
59,132	[1,2]	NetScout Systems, Inc.	1,539,797
111,104	[1,2]	PROS Holdings, Inc.	8,039,485
114,811	[1]	Paylocity Corp.	11,721,055
60,257	[1]	Rapid7, Inc.	3,654,587
87,670	[1]	SPS Commerce, Inc.	9,804,136
232,492	[1,2]	Stratasys, Inc.	6,484,202
66,484	[1,2]	Unisys Corp.	823,737
74,183	[1]	Verint Systems, Inc.	4,292,970
146,637	[1]	Workiva, Inc.	8,430,161
92,422		XPERI Corp.	1,973,210
54,539	[1,2]	Zscaler, Inc.	4,596,002
		TOTAL	140,561,320
		Materials—3.7%
153,794	[1,2]	Allegheny Technologies, Inc.	3,348,095
124,954		Boise Cascade Co.	3,373,758
131,806		Carpenter Technology Corp.	5,932,588
59,054		Fuller (H.B.) Co.	2,823,372
104,472		Gold Resource Corp.	375,054
211,131	[1]	Kraton Corp.	6,475,388
402,148	[1]	Livent Corp.	2,589,833
87,515		Myers Industries, Inc.	1,415,118
132,413		Schnitzer Steel Industries, Inc., Class A	3,526,158
85,116		Trinseo SA	3,303,352
28,208	[1]	UFP Technologies, Inc.	1,228,741
101,854	[1]	Verso Corp.	1,647,998
		TOTAL	36,039,455
		Utilities—4.9%
81,004	[2]	Avista Corp.	3,728,614
654,905		Clearway Energy, Inc.	11,244,719
Annual Shareholder Report
13

Shares			Value
		COMMON STOCKS—continued
		Utilities—continued
5,566		Idacorp, Inc.	$568,066
27,341		Northwest Natural Holding Co.	1,952,694
202,937		PNM Resources, Inc.	10,079,881
107,198		Portland General Electric Co.	5,879,810
142,768	[2]	Southwest Gas Holdings, Inc.	12,693,503
107,559		TerraForm Power, Inc.	1,657,484
		TOTAL	47,804,771
		TOTAL COMMON STOCKS (IDENTIFIED COST $949,794,125)	956,525,041
		INVESTMENT COMPANIES—12.5%
37,415,748		Federated Government Obligations Fund, Premier Shares, 2.25%[4]	37,415,748
84,083,002		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.39%[4]	84,108,227
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $121,521,725)	121,523,975
		TOTAL INVESTMENT IN SECURITIES—110.8% (IDENTIFIED COST $1,071,315,850)[5]	1,078,049,016
		OTHER ASSETS AND LIABILITIES - NET—(10.8)%[6]	(105,117,458)
		TOTAL NET ASSETS—100%	$972,931,558
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2019, were as follows:
	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Balance of Shares Held 7/31/2018	43,276,939	89,106,925	132,383,864
Purchases/Additions	226,399,428	662,761,956	889,161,384
Sales/Reductions	(232,260,619)	(667,785,879)	(900,046,498)
Balance of Shares Held 7/31/2019	37,415,748	84,083,002	121,498,750
Value	$37,415,748	$84,108,227	$121,523,975
Change in Unrealized Appreciation/Depreciation	N/A	$(4,359)	$(4,359)
Net Realized Gain/(Loss)	N/A	$14,594	$14,594
Dividend Income	$900,684	$2,148,975	$3,049,659
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
Annual Shareholder Report
14

3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $1,076,728,307.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance represents loans to unaffiliated qualified brokers for securities lending. The Fund receives cash from the broker as collateral for the loaned securities and reinvests the collateral in certain short-term securities such as affiliated money market funds, other money market instruments and/or repurchase agreements.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of July 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$915,997,801	$—	$0	$915,997,801
International	40,527,240	—	—	40,527,240
Investment Companies	121,523,975	—	—	121,523,975
TOTAL SECURITIES	$1,078,049,016	$—	$0	$1,078,049,016
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.19	$18.69	$15.08	$15.66	$15.07
Income From Investment Operations:
Net investment income (loss)[1]	0.01	(0.01)	(0.02)	0.03	(0.05)
Net realized and unrealized gain (loss)	(1.70)	3.38	3.78	1.02	1.57
TOTAL FROM INVESTMENT OPERATIONS	(1.69)	3.37	3.76	1.05	1.52
Less Distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gain	(0.63)	(0.87)	(0.15)	(1.63)	(0.93)
TOTAL DISTRIBUTIONS	(0.63)	(0.87)	(0.15)	(1.63)	(0.93)
Net Asset Value, End of Period	$18.87	$21.19	$18.69	$15.08	$15.66
Total Return[2]	(7.69)%	18.49%	24.97%	7.90%	10.22%
Ratios to Average Net Assets:
Net expenses	1.13%	1.14%	1.14%	1.13%	1.48%
Net investment income (loss)	0.07%	(0.06)%	(0.13)%	0.19%	(0.35)%
Expense waiver/reimbursement[3]	0.22%	0.37%	0.55%	1.10%	0.76%
Supplemental Data:
Net assets, end of period (000 omitted)	$68,546	$74,396	$37,031	$13,035	$7,160
Portfolio turnover	121%	88%	91%	189%	166%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.84	$16.83	$13.70	$14.48	$14.10
Income From Investment Operations:
Net investment income (loss)[1]	(0.12)	(0.14)	(0.14)	(0.07)	(0.16)
Net realized and unrealized gain (loss)	(1.51)	3.02	3.42	0.92	1.47
TOTAL FROM INVESTMENT OPERATIONS	(1.63)	2.88	3.28	0.85	1.31
Less Distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gain	(0.63)	(0.87)	(0.15)	(1.63)	(0.93)
TOTAL DISTRIBUTIONS	(0.63)	(0.87)	(0.15)	(1.63)	(0.93)
Net Asset Value, End of Period	$16.58	$18.84	$16.83	$13.70	$14.48
Total Return[2]	(8.35)%	17.60%	23.98%	7.12%	9.41%
Ratios to Average Net Assets:
Net expenses	1.88%	1.89%	1.89%	1.88%	2.28%
Net investment income (loss)	(0.69)%	(0.81)%	(0.89)%	(0.56)%	(1.11)%
Expense waiver/reimbursement[3]	0.28%	0.38%	0.57%	1.11%	0.72%
Supplemental Data:
Net assets, end of period (000 omitted)	$28,411	$30,072	$15,223	$3,422	$3,031
Portfolio turnover	121%	88%	91%	189%	166%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.94	$19.30	$15.54	$16.04	$15.38
Income From Investment Operations:
Net investment income (loss)[1]	0.06	0.03	0.02	0.06	(0.02)
Net realized and unrealized gain (loss)	(1.76)	3.50	3.90	1.07	1.61
TOTAL FROM INVESTMENT OPERATIONS	(1.70)	3.53	3.92	1.13	1.59
Less Distributions:
Distributions from net investment income	(0.02)	(0.02)	—	—	—
Distributions from net realized gain	(0.63)	(0.87)	(0.16)	(1.63)	(0.93)
TOTAL DISTRIBUTIONS	(0.65)	(0.89)	(0.16)	(1.63)	(0.93)
Net Asset Value, End of Period	$19.59	$21.94	$19.30	$15.54	$16.04
Total Return[2]	(7.45)%	18.78%	25.24%	8.24%	10.48%
Ratios to Average Net Assets:
Net expenses	0.88%	0.89%	0.89%	0.88%	1.26%
Net investment income (loss)	0.31%	0.13%	0.10%	0.43%	(0.11)%
Expense waiver/reimbursement[3]	0.22%	0.34%	0.53%	1.11%	0.74%
Supplemental Data:
Net assets, end of period (000 omitted)	$842,221	$708,805	$179,219	$24,529	$20,504
Portfolio turnover	121%	88%	91%	189%	166%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,			Period Ended 7/31/2016[1]
	2019	2018	2017
Net Asset Value, Beginning of Period	$21.94	$19.30	$15.54	$13.88
Income From Investment Operations:
Net investment income (loss)[2]	0.06	0.02	0.01	(0.01)
Net realized and unrealized gain (loss)	(1.76)	3.51	3.91	1.67
TOTAL FROM INVESTMENT OPERATIONS	(1.70)	3.53	3.92	1.66
Less Distributions:
Distributions from net investment income	(0.02)	(0.02)	—	—
Distributions from net realized gain	(0.63)	(0.87)	(0.16)	—
TOTAL DISTRIBUTIONS	(0.65)	(0.89)	(0.16)	—
Net Asset Value, End of Period	$19.59	$21.94	$19.30	$15.54
Total Return[3]	(7.45)%	18.78%	25.24%	11.96%
Ratios to Average Net Assets:
Net expenses	0.87%	0.88%	0.88%	0.87%[4]
Net investment income (loss)	0.32%	0.08%	0.04%	(0.04)%[4]
Expense waiver/reimbursement[5]	0.12%	0.26%	0.41%	0.97%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$33,753	$13,374	$1,017	$0[6]
Portfolio turnover	121%	88%	91%	189%[7]
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to July 31, 2016.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6	Represents less than $1,000.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Assets and Liabilities
July 31, 2019
Assets:
Investment in securities, at value including $101,005,701 of securities loaned and including $121,523,975 of investment in affiliated holdings (identified cost $1,071,315,850)		$1,078,049,016
Income receivable		178,966
Income receivable from affiliated holdings		61,334
Receivable for investments sold		11,465,807
Receivable for shares sold		733,739
TOTAL ASSETS		1,090,488,862
Liabilities:
Payable for investments purchased	$12,715,680
Payable for shares redeemed	1,016,251
Bank overdraft	18,821
Payable for collateral due to broker for securities lending	103,435,748
Payable for investment adviser fee (Note 5)	19,062
Payable for administrative fee (Note 5)	2,120
Payable for distribution services fee (Note 5)	18,352
Payable for other service fees (Notes 2 and 5)	43,504
Accrued expenses (Note 5)	287,766
TOTAL LIABILITIES		117,557,304
Net assets for 50,061,915 shares outstanding		$972,931,558
Net Assets Consist of:
Paid-in capital		$986,935,548
Total distributable earnings (loss)		(14,003,990)
TOTAL NET ASSETS		$972,931,558
Annual Shareholder Report
20

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($68,546,230 ÷ 3,632,560 shares outstanding), no par value, unlimited shares authorized	$18.87
Offering price per share (100/94.50 of $18.87)	$19.97
Redemption proceeds per share	$18.87
Class C Shares:
Net asset value per share ($28,411,271 ÷ 1,713,602 shares outstanding), no par value, unlimited shares authorized	$16.58
Offering price per share	$16.58
Redemption proceeds per share (99.00/100 of $16.58)	$16.41
Institutional Shares:
Net asset value per share ($842,220,905 ÷ 42,993,138 shares outstanding), no par value, unlimited shares authorized	$19.59
Offering price per share	$19.59
Redemption proceeds per share	$19.59
Class R6 Shares:
Net asset value per share ($33,753,152 ÷ 1,722,615 shares outstanding), no par value, unlimited shares authorized	$19.59
Offering price per share	$19.59
Redemption proceeds per share	$19.59
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Operations
Year Ended July 31, 2019
Investment Income:
Dividends (including $492,198 received from an affiliated holding* and net of foreign taxes withheld of $3,853)			$10,587,480
Net income on securities loaned (includes $2,557,461 earned from affiliated holdings related to cash collateral balances*)(Note 2)			439,810
TOTAL INCOME			11,027,290
Expenses:
Investment adviser fee (Note 5)		$7,798,328
Administrative fee (Note 5)		737,254
Custodian fees		74,384
Transfer agent fee (Note 2)		1,064,454
Directors'/Trustees' fees (Note 5)		7,746
Auditing fees		27,200
Legal fees		11,915
Portfolio accounting fees		161,924
Distribution services fee (Note 5)		229,291
Other service fees (Notes 2 and 5)		258,660
Share registration costs		196,177
Printing and postage		70,075
Miscellaneous (Note 5)		36,660
TOTAL EXPENSES		10,674,068
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,149,888)
Reimbursement of other operating expenses (Notes 2 and 5)	(876,413)
TOTAL WAIVER AND REIMBURSEMENTS		(2,026,301)
Net expenses			8,647,767
Net investment income			2,379,523
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments (including net realized gain of $14,594 on sales of investments in an affiliated holding*)			(6,860,147)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(4,359) on investments in an affiliated holding*)			(64,875,679)
Net realized and unrealized gain (loss) on investments			(71,735,826)
Change in net assets resulting from operations			$(69,356,303)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Changes in Net Assets
Year Ended July 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,379,523	$291,818
Net realized gain (loss)	(6,860,147)	18,755,103
Net change in unrealized appreciation/depreciation	(64,875,679)	57,705,393
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(69,356,303)	76,752,314
Distributions to Shareholders (Note 2):
Class A Shares	(2,316,631)	(2,298,928)
Class C Shares	(1,156,337)	(898,230)
Institutional Shares	(24,309,562)	(12,144,064)
Class R6 Shares	(927,672)	(189,298)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(28,710,202)	(15,530,520)
Share Transactions:
Proceeds from sale of shares	662,037,597	637,054,717
Net asset value of shares issued to shareholders in payment of distributions declared	26,997,492	15,027,304
Cost of shares redeemed	(444,684,151)	(119,146,419)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	244,350,938	532,935,602
Change in net assets	146,284,433	594,157,396
Net Assets:
Beginning of period	826,647,125	232,489,729
End of period	$972,931,558	$826,647,125
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Notes to Financial Statements
July 31, 2019
1. ORGANIZATION
Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Small Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
On March 30, 2017, the Fund's T Share Class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”), and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of
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additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $2,026,301 is disclosed in various locations in this Note 2 and Note 5. For the year ended July 31, 2019, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$86,689	$(71,410)
Class C Shares	55,547	(48,555)
Institutional Shares	919,186	(756,448)
Class R6 Shares	3,032	—
TOTAL	$1,064,454	$(876,413)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The distributions disclosed on the Statement of Changes in Net Assets for the year ended July 31, 2018, were from the following sources:
Net investment income
Institutional Shares	$287,325
Class R6 Shares	4,493
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Net realized gain
Class A Shares	$2,298,928
Class C Shares	898,230
Institutional Shares	11,856,739
Class R6 Shares	184,805
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$182,933
Class C Shares	75,727
TOTAL	$258,660
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that
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can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2019, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$101,005,701	$103,435,748
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,917,717	$36,807,080	2,701,057	$54,055,165
Shares issued to shareholders in payment of distributions declared	130,070	2,238,511	114,322	2,215,556
Shares redeemed	(1,926,776)	(36,450,543)	(1,285,487)	(26,118,919)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	121,011	$2,595,048	1,529,892	$30,151,802

Year Ended July 31	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	816,518	$14,448,516	895,916	$16,153,794
Shares issued to shareholders in payment of distributions declared	69,154	1,050,441	51,304	888,075
Shares redeemed	(768,042)	(12,785,661)	(255,648)	(4,525,472)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	117,630	$2,713,296	691,572	$12,516,397

Year Ended July 31	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	29,605,182	$578,572,031	26,620,440	$553,678,973
Shares issued to shareholders in payment of distributions declared	1,278,403	22,792,305	584,818	11,734,158
Shares redeemed	(20,198,281)	(386,462,699)	(4,184,409)	(86,776,222)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	10,685,304	$214,901,637	23,020,849	$478,636,909

Year Ended July 31	2019		2018
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,525,579	$32,209,970	631,723	$13,166,785
Shares issued to shareholders in payment of distributions declared	51,362	916,235	9,445	189,515
Shares redeemed	(463,823)	(8,985,248)	(84,376)	(1,725,806)
NET CHANGE RESULTING FROM CLASS R6 SHARES TRANSACTIONS	1,113,118	$24,140,957	556,792	$11,630,494
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	12,037,063	$244,350,938	25,799,105	$532,935,602
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4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income[1]	$21,486,437	$13,627,453
Long-term capital gains	$7,223,765	$1,903,067
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,559,041
Net unrealized appreciation	$1,320,709
Capital loss deferrals	$(16,883,740)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.
At July 31, 2019, the cost of investments for federal tax purposes was $1,076,728,307. The net unrealized appreciation of investments for federal tax purposes was $1,320,709. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $90,427,622 and net unrealized depreciation from investments for those securities having an excess of cost over value of $89,106,913.
Under current tax rules, capital losses on securities transactions and foreign currency losses realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of July 31, 2019, for federal income tax purposes, post October losses of $16,883,740 were deferred to August 1, 2019.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund's average daily net assets. Prior to July 1, 2019, the annual advisory fee was 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2019, the Adviser voluntarily waived $1,057,487 of its fee and voluntarily reimbursed $876,413 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2019, the Adviser reimbursed $92,401.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$229,291
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended July 31, 2019, FSC retained $89,373 of fees paid by the Fund. For the year ended July 31, 2019, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended July 31, 2019, FSSC received $907 of the other service fees disclosed in Note 2.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2019, FSC retained $16,294 in sales charges from the sale of Class A Shares. FSC also retained $1,073 and $5,356 of CDSC relating to redemptions of Class A Shares and C Shares, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2019, were as follows:
Purchases	$1,308,725,756
Sales	$1,085,877,058
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also
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requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of July 31, 2019, the Fund had no outstanding loans. During the year ended July 31, 2019, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2019, there were no outstanding loans. During the year ended July 31, 2019, the program was not utilized.
9. SUBSEQUENT EVENT
On May 16, 2019, the Trustees approved the reorganization of PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund and PNC Small Cap Fund, each a portfolio of the PNC Funds, into the Fund. Each reorganization is expected to occur in the fourth quarter of 2019, pending approval by the shareholders of the PNC Funds.
Additionally, if the reorganization is approved, the “Termination Date” stated under Expense Limitation in the “Investment Adviser Fee and Other Transactions with Affiliates” note shall be extended up to but not including, the later of: (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the reorganization.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2019, the amount of long-term capital gains designated by the Fund was $7,223,765.
For the fiscal year ended July 31, 2019, 44.46% of total ordinary income (including short-term capital gains) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gains) distributions made by the Fund during the year ended July 31, 2019, 42.88% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt Small cap core fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
September 23, 2019
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2019	Ending Account Value 7/31/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,036.20	$5.70
Class C Shares	$1,000	$1,032.40	$9.47
Institutional Shares	$1,000	$1,037.60	$4.45
Class R6 Shares	$1,000	$1,037.60	$4.40
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.20	$5.66
Class C Shares	$1,000	$1,015.50	$9.39
Institutional Shares	$1,000	$1,020.40	$4.41
Class R6 Shares	$1,000	$1,020.50	$4.36
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class C Shares	1.88%
Institutional Shares	0.88%
Class R6 Shares	0.87%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2019
Federated MDT Small Cap Core Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
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adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated MDTA LLC (the “Adviser”) and its affiliates (collectively “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
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regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the
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Board was satisfied that the overall expense structure of the Fund remained competitive. The Board considered the fact that the Adviser committed to permanently reduce fees of the Fund in an agreed upon amount, such reduction to be effective July 1, 2019.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the
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Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' investment objectives or investment management techniques, or the costs to implement funds, even within the same Peer Group, and that the CCO had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group. In addition, the Board was informed by the Adviser that the Fund outperformed its benchmark index for the three-year and five-year periods.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its
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receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
In 2016, the Board approved a reduction of 16 basis points in the contractual advisory fee. In 2018, the Board approved a reduction of 14 basis points in the contractual advisory fee. This change was intended to more closely align the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers. In 2019, the Board approved a further reduction of 5 basis points in the contractual advisory fee.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared
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with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
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The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Small Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R817
CUSIP 31421R791
CUSIP 31421R783
CUSIP 31421R627
37328 (9/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
July 31, 2019
Share Class | Ticker	A | QASGX	C | QCSGX
	Institutional | QISGX	R6 | QLSGX

Federated MDT Small Cap Growth Fund
Fund Established 2005

A Portfolio of Federated MDT Series
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated MDT Small Cap Growth Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2018 through July 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT Small Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2019, was -2.83% for Class A Shares, -3.58% for Class C Shares, -2.60% for Institutional Shares and -2.60% for Class R6 Shares. The total return for the Russell 2000® Growth Index (R2000G),1 the Fund's broad-based securities market index, was -1.22% for the same period. The total return of the Morningstar Small Growth Funds Average (MSGFA),2 a peer group average for the Fund, was 3.63% during the same period. The Fund's and MSGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000G.
During the reporting period, the Fund's investment strategy focused on stock selection. This was the most significant factor affecting the Fund's performance relative to the R2000G during the period.
The following discussion will focus on the performance of the Fund's R6 Shares.
MARKET OVERVIEW
During the reporting period, overall domestic equity market performance was moderately strong as evidenced by the 7.05% return of the whole-market Russell 3000® Index.3 Larger cap stocks had a much better year than small-cap stocks.4 The Russell Top 200® Index5 returned 8.51%, and the Russell Midcap® Index6 returned 6.71%, but both the small-cap Russell 2000® Index7 and the very small-cap Russell Microcap® Index8 fell (returns of -4.42% and -11.55%, respectively). For style, this was the third fiscal year in a row that growth stocks led value stocks by a substantial margin. During the reporting period, the Russell 3000® Growth Index9 returned 9.88%, and the Russell 3000® Value Index10 returned 4.23%. The widest difference between the growth and value styles was in the mid-cap range, where the Russell Midcap® Growth Index11 returned 14.15%, and the Russell Midcap Value Index12 returned 1.78%.
The best performing sectors in the R2000G during the reporting period were Utilities (22.06%), Information Technology (19.27%) and Communication Services (7.20%). Underperforming sectors during the same period included Energy (-46.65%), Materials (-16.24%) and Health Care (-5.67%).
STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. While the Fund only buys stocks in the benchmark, in this growth-oriented environment it was the stocks with more value-oriented combinations of characteristics such as flat or improving earnings to price and prices not near
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1

52-week highs that were the primary cause of underperformance. The holdings with stronger growth characteristics such as very high analyst conviction and strong technical factors contributed most positively to performance. The Fund's sector exposures continued to remain close to R2000G weights; at the end of the fiscal year the only significant underweight was in the Real Estate sector (the Fund did not invest in the Real Estate sector during the period). Weak stock selection in the Industrials and Financials sectors contributed the most to Fund underperformance. Favorable stock selection in the Information Technology and Consumer Discretionary sectors provided a partial offset.
Individual stocks enhancing the Fund's performance included Planet Fitness, Inc., Loxo Oncology, Inc. and Scientific Games Corporation.
Individual stocks detracting from the Fund's performance included Weight Watchers International, Inc., Trinseo S.A. and Green Dot Corporation.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000G.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSGFA.
3	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure new and growing equities are reflected.*
4	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
5	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
6	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
7	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
8	The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap® Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges and is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics.*
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2

9	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
10	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
11	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.*
12	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund from July 31, 2009 to July 31, 2019, compared to the Russell 2000 Growth® Index (R2000G)2 and the Morningstar Small Growth Funds Average (MSGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2019
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2019
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-8.17%	11.49%	14.32%
Class C Shares	-4.47%	11.90%	14.12%
Institutional Shares	-2.60%	13.03%	15.26%
Class R6 Shares[4]	-2.60%	12.95%	15.05%
R2000G	-1.22%	10.21%	13.67%
MSGFA	3.63%	10.81%	13.80%
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4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and MSGFA have been adjusted to reflect reinvestment of dividends on securities.
2	The R2000G measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The R2000G is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The R2000G is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The R2000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Class R6 Shares commenced operations on June 29, 2016. It is anticipated that this class will have the lowest net expenses of all outstanding share classes. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund's Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the gross expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2019, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	27.4%
Information Technology	19.0%
Industrials	18.9%
Consumer Discretionary	13.5%
Financials	6.9%
Consumer Staples	4.2%
Communication Services	3.3%
Materials	2.9%
Energy	1.1%
Utilities	0.8%
Securities Lending Collateral[2]	9.7%
Cash Equivalents[3]	1.7%
Other Assets and Liabilities—Net[4]	(9.4)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
July 31, 2019
Shares			Value
		COMMON STOCKS—98.0%
		Communication Services—3.3%
81,063		Cogent Communications Holdings, Inc.	$5,107,780
155,299	[1]	Imax Corp.	3,408,813
104,645	[2]	Meredith Corp.	5,740,825
82,266		New York Times Co., Class A	2,935,251
25,105	[2]	Nexstar Media Group, Inc., Class A	2,554,936
41,140		Shenandoah Telecommunications Co.	1,619,270
59,478		Sinclair Broadcast Group, Inc.	2,988,769
157,056	[1,2]	Yelp, Inc.	5,504,813
		TOTAL	29,860,457
		Consumer Discretionary—13.5%
114,668		American Eagle Outfitters, Inc.	2,028,477
63,130	[1]	Asbury Automotive Group, Inc.	5,813,010
48,389	[2]	BJ's Restaurants, Inc.	1,921,043
68,351		Bloomin Brands, Inc.	1,164,017
101,461	[2]	Bluegreen Vacations Corp.	1,046,063
96,516	[2]	Brinker International, Inc.	3,846,163
3,780		Churchill Downs, Inc.	452,277
117,043	[1]	CROCs, Inc.	2,674,432
116,377		Dana, Inc.	1,944,660
43,662	[1]	Deckers Outdoor Corp.	6,823,497
54,565	[2]	Dine Brands Global, Inc.	4,479,241
27,397	[1,2]	Eldorado Resorts, Inc.	1,236,153
33,837	[1,2]	Etsy, Inc.	2,267,756
316,557	[1]	Everi Holdings, Inc.	3,801,850
33,926	[1,2]	Fox Factory Holding Corp.	2,716,794
43,906	[1]	Installed Building Products, Inc.	2,339,312
89,091		Lithia Motors, Inc., Class A	11,749,321
118,049		M.D.C. Holdings, Inc.	4,266,291
180,095	[1,2]	MarineMax, Inc.	2,780,667
126,182	[1]	Planet Fitness, Inc.	9,925,476
158,657		Rent-A-Center, Inc.	4,288,499
282,962	[1]	SeaWorld Entertainment, Inc.	8,650,148
17,179	[1]	Shutterstock, Inc.	659,158
110,140	[1,2]	Stamps.com, Inc.	5,259,185
662,282	[2]	Tailored Brands, Inc.	3,225,313
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS—continued
		Consumer Discretionary—continued
76,089	[1]	TopBuild Corp.	$6,173,101
341,076	[1]	Weight Watchers International, Inc.	7,384,295
54,313	[2]	Wingstop, Inc.	5,191,780
183,803	[1,2]	YETI Holdings, Inc.	6,388,992
		TOTAL	120,496,971
		Consumer Staples—4.2%
68,532	[1,2]	Chefs Warehouse, Inc.	2,499,362
11,768		Coca-Cola Bottling Co.	3,454,261
99,880	[1,2]	elf Beauty, Inc.	1,657,009
35,915		Medifast, Inc.	4,009,910
149,131	[1,2]	National Beverage Corp.	6,491,672
210,925	[1]	Performance Food Group Co.	9,249,061
8,318	[1,2]	The Boston Beer Co., Inc., Class A	3,263,318
106,311	[1]	USANA Health Sciences, Inc.	7,234,464
		TOTAL	37,859,057
		Energy—1.1%
212,213	[1]	CONSOL Energy, Inc.	4,560,457
40,241		DMC Global, Inc.	2,102,190
738,449	[1,2]	Denbury Resources, Inc.	834,447
46,317	[2]	Liberty Oilfield Services, Inc.	655,386
75,531	[1,2]	Par Pacific Holdings, Inc.	1,741,745
		TOTAL	9,894,225
		Financials—6.9%
8,955	[1]	eHealth, Inc.	929,081
78,184	[1]	Enova International, Inc.	2,107,059
87,110	[1]	Essent Group Ltd.	4,020,998
45,181	[2]	FB Financial Corp.	1,717,330
139,914	[1]	Green Dot Corp.	7,092,241
38,716		Guaranty Bancshares, Inc.	1,193,227
73,507		Kemper Corp.	6,470,086
104,460		Kinsale Capital Group, Inc.	9,386,776
62,363	[2]	Lakeland Financial Corp.	2,868,074
10,912	[1,2]	LendingTree, Inc.	3,519,556
186,960	[1]	NMI Holdings, Inc.	4,651,565
102,498		National Bank Holdings Corp.	3,718,627
478,461		National General Holdings Corp.	11,832,340
60,025		The Bank of NT Butterfield & Son Ltd.	1,886,586
		TOTAL	61,393,546
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS—continued
		Health Care—27.4%
30,840	[1,2]	Acadia Pharmaceuticals, Inc.	$758,047
51,904	[1,3]	Adeptus Health, Inc.	0
16,386	[1]	Amedisys, Inc.	2,259,466
354,227	[1]	American Renal Associates Holdings, Inc.	2,727,548
108,472	[1]	Apellis Pharmaceuticals, Inc.	3,029,623
115,437	[1,2]	Arena Pharmaceuticals, Inc.	7,235,591
122,455	[1,2]	Arrowhead Pharmaceuticals, Inc.	3,558,542
197,827	[1]	Assertio Therapeutics, Inc.	678,547
145,191	[1]	Audentes Therapeutics, Inc.	5,650,834
373,535	[1]	BioCryst Pharmaceuticals, Inc.	1,184,106
88,801	[1]	Blueprint Medicines Corp.	8,893,420
120,411		CONMED Corp.	10,517,901
74,665	[1,2]	Cara Therapeutics, Inc.	1,787,480
209,853	[1]	Cardiovascular Systems, Inc.	9,617,563
147,849	[1]	ChemoCentryx, Inc.	1,179,835
201,225	[1,2]	Coherus Biosciences, Inc.	3,384,604
98,704	[1]	Cytokinetics, Inc.	1,203,202
75,553	[1,2]	Denali Therapeutics, Inc.	1,613,057
58,191	[1,2]	Eagle Pharmaceuticals, Inc.	3,192,358
20,648	[1,2]	Eidos Therapeutics, Inc.	672,712
8,082	[1]	Enanta Pharmaceuticals, Inc.	606,312
114,350	[2]	Ensign Group, Inc.	6,890,731
151,584	[1]	Epizyme, Inc.	2,010,004
169,073	[1]	Fate Therapeutics, Inc.	3,728,060
47,720	[1]	Glaukos Corp.	3,897,770
59,442	[1,2]	Global Blood Therapeutics, Inc.	3,257,422
50,779	[1]	Globus Medical, Inc.	2,314,507
135,556	[1]	HMS Holdings Corp.	4,730,904
500,747	[1]	Halozyme Therapeutics, Inc.	8,507,691
16,018	[1]	HealthEquity Inc.	1,313,156
104,016	[1]	Horizon Therapeutics PLC	2,588,958
145,041	[1]	Inogen, Inc.	8,920,021
16,004	[1]	Integer Holdings Corp.	1,400,830
258,854	[1,2]	Iovance Biotherapeutics, Inc.	6,365,220
14,190	[1]	LHC Group, Inc.	1,796,170
69,224	[1]	Livanova PLC	5,333,709
66,652	[1]	Medpace Holdings, Inc.	5,249,511
166,789	[1]	MeiraGTx Holdings PLC	4,545,000
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
50,161	[1]	Mirati Therapeutics, Inc.	$5,307,034
15,171	[1]	Molina Healthcare, Inc.	2,014,405
88,915	[1,2]	Myriad Genetics, Inc.	2,590,983
172,029	[1]	Natera, Inc.	4,744,560
491,020	[1]	NeoGenomics, Inc.	11,966,157
72,925	[1]	Novocure Ltd.	6,068,818
54,746	[1]	NuVasive, Inc.	3,646,084
57,087	[1,2]	Omnicell, Inc.	4,293,513
94,446	[1]	Orthofix Medical, Inc.	5,048,139
140,347	[1]	Pacira BioSciences Inc.	6,159,830
10,039	[1]	Quidel Corp.	592,602
108,864	[1]	Ra Pharmaceuticals, Inc.	3,705,731
25,537	[1,2]	Reata Pharmaceuticals, Inc.	2,314,929
208,696	[1]	Repligen Corp.	19,698,815
160,022	[1,2]	Supernus Pharmaceuticals, Inc.	5,339,934
22,821	[1]	Tandem Diabetes Care, Inc.	1,447,536
207,521	[1]	Tenet Healthcare Corp.	4,891,270
359,457	[1]	Vanda Pharmaceuticals, Inc.	4,475,240
261,954	[1]	Voyager Therapeutics, Inc.	5,765,608
332,483	[1,2]	Ziopharm Oncology, Inc.	2,307,432
		TOTAL	244,979,032
		Industrials—18.9%
228,646		Advanced Drainage System, Inc.	7,529,313
66,324	[1]	Aerojet Rocketdyne Holdings, Inc.	2,833,361
68,070	[1,2]	Aerovironment, Inc.	3,733,639
14,122		Albany International Corp., Class A	1,214,351
64,342		Astec Industries, Inc.	2,103,340
154,459	[1]	Atkore International Group, Inc.	4,215,186
47,805	[2]	Brinks Co. (The)	4,310,099
59,019	[1]	Casella Waste Systems, Inc.	2,573,228
86,435		Comfort Systems USA, Inc.	3,630,270
83,146	[1]	Commercial Vehicle Group, Inc.	675,145
225,108	[1]	Continental Building Products, Inc.	5,533,155
173,220		Covanta Holding Corp.	2,982,848
72,407		Deluxe Corp.	3,230,800
145,460	[1]	Echo Global Logistics, Inc.	3,063,388
66,817		Emcor Group, Inc.	5,638,687
44,301	[1]	Generac Holdings, Inc.	3,202,962
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS—continued
		Industrials—continued
148,104	[1]	Harsco Corp.	$3,474,520
160,686		Heidrick & Struggles International, Inc.	4,772,374
137,040		Hillenbrand, Inc.	4,616,878
45,563	[1]	Hub Group, Inc.	2,066,282
61,702		Insperity, Inc.	6,562,008
60,444		John Bean Technologies Corp.	7,172,285
47,116		KForce Com, Inc.	1,606,184
174,760		Korn Ferry	6,864,573
20,627	[2]	MSA Safety, Inc.	2,173,054
106,459	[1]	Masonite International Corp.	5,674,265
122,192	[1,2]	Mastec, Inc.	6,270,893
75,874	[1]	Mercury Systems, Inc.	6,185,248
314,222	[1]	Meritor, Inc.	7,770,710
154,856		Miller Herman, Inc.	7,021,171
107,919		Rush Enterprises, Inc.	4,064,230
88,276	[1,2]	Taser International, Inc.	6,198,741
110,683		Tetra Tech, Inc.	8,766,094
58,527	[1,2]	TriNet Group, Inc.	4,304,076
69,251		Universal Forest Products, Inc.	2,799,818
121,174		Universal Logistics Holdings, Inc.	2,385,916
89,381	[2]	Werner Enterprises, Inc.	2,962,980
77,594		Woodward, Inc.	8,693,632
		TOTAL	168,875,704
		Information Technology—19.0%
113,580	[1]	ACI Worldwide, Inc.	3,811,745
12,050	[1]	Avalara, Inc.	981,834
107,130		CSG Systems International, Inc.	5,489,341
151,752	[1,2]	Cardtronics, Inc.	4,321,897
36,416	[1]	Ciena Corp.	1,646,732
133,475	[1]	Commvault Systems, Inc.	6,065,104
155,389	[1]	Cornerstone OnDemand, Inc.	9,199,029
71,184	[1,2]	Coupa Software, Inc.	9,660,381
239,795	[1]	Endurance International Group Holdings, Inc.	1,136,628
205,430	[1]	Enphase Energy, Inc.	5,782,855
16,355	[1,2]	Everbridge, Inc.	1,673,117
27,743	[1]	Evo Payments, Inc.	863,362
78,547	[1]	HubSpot, Inc.	14,037,920
12,763	[1]	Inphi Corp.	768,460
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
120,088	[1,2]	j2 Global, Inc.	$10,698,640
434,447	[1]	Lattice Semiconductor Corp.	8,402,205
59,651		Maximus, Inc.	4,384,945
86,595	[1,2]	Nanometrics, Inc.	2,717,351
45,011	[1]	OSI Systems, Inc.	5,066,438
133,431	[1]	PROS Holdings, Inc.	9,655,067
128,903	[1]	Paylocity Corp.	13,159,707
99,596	[1]	Perficient, Inc.	3,403,195
21,480	[1]	Qualys, Inc.	1,859,309
104,968	[1]	Rapid7, Inc.	6,366,309
94,427	[1]	SPS Commerce, Inc.	10,559,771
64,296	[1,2]	SVMK, Inc.	1,091,103
7,683		Science Applications International Corp.	655,898
30,524	[1]	Silicon Laboratories, Inc.	3,425,098
68,878	[1]	Stratasys, Inc.	1,921,007
80,265	[1]	Verint Systems, Inc.	4,644,936
159,573	[1]	Workiva, Inc.	9,173,852
81,386	[1,2]	Zscaler, Inc.	6,858,398
		TOTAL	169,481,634
		Materials—2.9%
91,627		Boise Cascade Co.	2,473,929
117,803		Fuller (H.B.) Co.	5,632,162
276,016	[1,2]	Kraton Corp.	8,465,411
141,398		Kronos Worldwide, Inc.	1,896,147
194,248		Myers Industries, Inc.	3,140,990
86,100	[1,3]	Rentech, Inc.	0
103,646		Trinseo SA	4,022,501
		TOTAL	25,631,140
		Utilities—0.8%
15,911		American States Water Co.	1,232,625
19,626		Chesapeake Utilities Corp.	1,834,246
255,914		TerraForm Power, Inc.	3,943,635
		TOTAL	7,010,506
		TOTAL COMMON STOCKS (IDENTIFIED COST $824,513,889)	875,482,272
		INVESTMENT COMPANIES—11.4%
34,589,446		Federated Government Obligations Fund, Premier Shares, 2.25%[4]	34,589,446
Annual Shareholder Report
12

Shares		Value
	INVESTMENT COMPANIES—continued
67,411,680	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.39%[4]	$67,431,904
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $102,016,518)	102,021,350
	TOTAL INVESTMENT IN SECURITIES—109.4% (IDENTIFIED COST $926,530,407)[5]	977,503,622
	OTHER ASSETS AND LIABILITIES - NET—(9.4)%[6]	(84,038,357)
	TOTAL NET ASSETS—100%	$893,465,265
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2019, were as follows:
	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Balance of Shares Held 7/31/2018	11,851,038	20,756,726	32,607,764
Purchases/Additions	268,355,519	674,277,218	942,632,737
Sales/Reductions	(245,617,111)	(627,622,264)	(873,239,375)
Balance of Shares Held 7/31/2019	34,589,446	67,411,680	102,001,126
Value	$34,589,446	$67,431,904	$102,021,350
Change in Unrealized Appreciation/Depreciation	N/A	$1,230	$1,230
Net Realized Gain/(Loss)	N/A	$5,562	$5,562
Dividend Income	$680,291	$1,347,772	$2,028,063
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $931,185,423.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2019.
Annual Shareholder Report
13

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of July 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$831,689,720	$—	$0	$831,689,720
International	43,792,552	—	—	43,792,552
Investment Companies	102,021,350	—	—	102,021,350
TOTAL SECURITIES	$977,503,622	$—	$0	$977,503,622
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$25.67	$21.89	$17.66	$20.49	$17.39
Income From Investment Operations:
Net investment income (loss)	(0.08)[1]	(0.11)[1]	(0.08)[1]	(0.06)[1]	(0.12)[1]
Net realized and unrealized gain (loss)	(0.84)	5.09	4.63	0.32	3.22
TOTAL FROM INVESTMENT OPERATIONS	(0.92)	4.98	4.55	0.26	3.10
Less Distributions:
Distributions from net realized gain	(1.45)	(1.20)	(0.32)	(3.09)	—
Net Asset Value, End of Period	$23.30	$25.67	$21.89	$17.66	$20.49
Total Return[2]	(2.83)%	23.50%	26.00%	2.30%	17.83%
Ratios to Average Net Assets:
Net expenses	1.13%	1.14%	1.15%	1.13%	1.54%
Net investment income (loss)	(0.36)%	(0.48)%	(0.39)%	(0.34)%	(0.66)%
Expense waiver/reimbursement[3]	0.29%	0.44%	0.70%	1.00%	0.61%
Supplemental Data:
Net assets, end of period (000 omitted)	$82,170	$82,953	$47,681	$29,707	$32,136
Portfolio turnover	142%	129%	118%	198%	121%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.77	$19.69	$16.03	$19.03	$16.27
Income From Investment Operations:
Net investment income (loss)	(0.23)[1]	(0.26)[1]	(0.21)[1]	(0.17)[1]	(0.25)[1]
Net realized and unrealized gain (loss)	(0.77)	4.54	4.19	0.26	3.01
TOTAL FROM INVESTMENT OPERATIONS	(1.00)	4.28	3.98	0.09	2.76
Less Distributions:
Distributions from net realized gain	(1.45)	(1.20)	(0.32)	(3.09)	—
Net Asset Value, End of Period	$20.32	$22.77	$19.69	$16.03	$19.03
Total Return[2]	(3.58)%	22.54%	25.08%	1.51%	16.96%
Ratios to Average Net Assets:
Net expenses	1.88%	1.89%	1.90%	1.88%	2.31%
Net investment income (loss)	(1.12)%	(1.23)%	(1.15)%	(1.09)%	(1.44)%
Expense waiver/reimbursement[3]	0.29%	0.41%	0.66%	1.00%	0.59%
Supplemental Data:
Net assets, end of period (000 omitted)	$22,639	$18,008	$10,007	$3,941	$3,571
Portfolio turnover	142%	129%	118%	198%	121%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$26.71	$22.67	$18.24	$21.01	$17.79
Income From Investment Operations:
Net investment income (loss)	(0.02)[1]	(0.06)[1]	(0.03)[1]	(0.02)[1]	(0.08)[1]
Net realized and unrealized gain (loss)	(0.87)	5.30	4.78	0.34	3.30
TOTAL FROM INVESTMENT OPERATIONS	(0.89)	5.24	4.75	0.32	3.22
Less Distributions:
Distributions from net realized gain	(1.45)	(1.20)	(0.32)	(3.09)	—
Net Asset Value, End of Period	$24.37	$26.71	$22.67	$18.24	$21.01
Total Return[2]	(2.60)%	23.85%	26.27%	2.56%	18.10%
Ratios to Average Net Assets:
Net expenses	0.88%	0.89%	0.90%	0.88%	1.30%
Net investment income (loss)	(0.10)%	(0.25)%	(0.15)%	(0.09)%	(0.43)%
Expense waiver/reimbursement[3]	0.25%	0.41%	0.63%	0.99%	0.60%
Supplemental Data:
Net assets, end of period (000 omitted)	$455,597	$364,248	$112,742	$43,337	$36,706
Portfolio turnover	142%	129%	118%	198%	121%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,			Period Ended 7/31/2016[1]
	2019	2018	2017
Net Asset Value, Beginning of Period	$26.70	$22.67	$18.24	$16.25
Income From Investment Operations:
Net investment income (loss)	(0.02)[2]	(0.06)[2]	(0.01)[2]	(0.07)[2]
Net realized and unrealized gain (loss)	(0.87)	5.29	4.76	2.06
TOTAL FROM INVESTMENT OPERATIONS	(0.89)	5.23	4.75	1.99
Less Distributions:
Distributions from net realized gain	(1.45)	(1.20)	(0.32)	—
Net Asset Value, End of Period	$24.36	$26.70	$22.67	$18.24
Total Return[3]	(2.60)%	23.81%	26.27%	12.25%
Ratios to Average Net Assets:
Net expenses	0.87%	0.88%	0.88%	0.87%[4]
Net investment income (loss)	(0.07)%	(0.24)%	(0.04)%	(0.41)%[4]
Expense waiver/reimbursement[5]	0.15%	0.30%	0.42%	0.66%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$333,059	$89,307	$24,795	$0[6]
Portfolio turnover	142%	129%	118%	198%[7]
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to July 31, 2016.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6	Represents less than $1,000.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
July 31, 2019
Assets:
Investment in securities, at value including $82,365,160 of securities loaned and $102,021,350 of investment in affiliated holdings (identified cost $926,530,407)		$977,503,622
Income receivable		78,221
Income receivable from an affiliated holding		65,853
Receivable for investments sold		14,761,891
Receivable for shares sold		2,119,893
TOTAL ASSETS		994,529,480
Liabilities:
Payable for investments purchased	$12,310,768
Payable for shares redeemed	1,994,350
Payable to bank	16,407
Payable for collateral due to broker for securities lending	86,378,446
Payable for investment adviser fee (Note 5)	16,553
Payable for administrative fees (Note 5)	1,947
Payable for distribution services fee (Note 5)	14,452
Payable for other service fees (Notes 2 and 5)	50,540
Accrued expenses (Note 5)	280,752
TOTAL LIABILITIES		101,064,215
Net assets for 37,010,647 shares outstanding		$893,465,265
Net Assets Consist of:
Paid-in capital		$849,240,518
Total distributable earnings (loss)		44,224,747
TOTAL NET ASSETS		$893,465,265
Annual Shareholder Report
19

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($82,170,441 ÷ 3,527,289 shares outstanding), no par value, unlimited shares authorized	$23.30
Offering price per share (100/94.50 of $23.30)	$24.66
Redemption proceeds per share	$23.30
Class C Shares:
Net asset value per share ($22,638,600 ÷ 1,113,937 shares outstanding), no par value, unlimited shares authorized	$20.32
Offering price per share	$20.32
Redemption proceeds per share (99.00/100 of $20.32)	$20.12
Institutional Shares:
Net asset value per share ($455,597,494 ÷ 18,698,247 shares outstanding), no par value, unlimited shares authorized	$24.37
Offering price per share	$24.37
Redemption proceeds per share	$24.37
Class R6 Shares:
Net asset value per share ($333,058,730 ÷ 13,671,174 shares outstanding), no par value, unlimited shares authorized	$24.36
Offering price per share	$24.36
Redemption proceeds per share	$24.36
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Operations
Year Ended July 31, 2019
Investment Income:
Dividends (including $453,657 received from an affiliated holding*)			$5,477,618
Net income on securities loaned (includes $1,574,406 earned from affiliated holdings related to cash collateral balances*) (Note 2)			258,805
TOTAL INCOME			5,736,423
Expenses:
Investment adviser fee (Note 5)		$6,151,670
Administrative fee (Note 5)		582,289
Custodian fees		74,502
Transfer agent fee (Note 2)		784,426
Directors'/Trustees' fees (Note 5)		6,152
Auditing fees		27,200
Legal fees		11,960
Portfolio accounting fees		150,473
Distribution services fee (Note 5)		186,742
Other service fees (Notes 2 and 5)		260,542
Share registration costs		171,896
Printing and postage		74,204
Miscellaneous (Note 5)		37,090
TOTAL EXPENSES		8,519,146
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,106,007)
Reimbursement of other operating expenses (Notes 2 and 5)	(542,998)
TOTAL WAIVER AND REIMBURSEMENTS		(1,649,005)
Net expenses			6,870,141
Net investment income (loss)			(1,133,718)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $5,562 on sales of investments in an affiliated holding*)			2,810,716
Net realized gain on foreign currency transactions			1,424
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $1,230 on investments in an affiliated holding*)			(10,118,739)
Net realized and unrealized gain (loss) on investments and foreign currency transactions			(7,306,599)
Change in net assets resulting from operations			$(8,440,317)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Changes in Net Assets
Year Ended July 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,133,718)	$(1,167,795)
Net realized gain	2,812,140	32,205,200
Net change in unrealized appreciation/depreciation	(10,118,739)	41,745,166
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(8,440,317)	72,782,571
Distributions to Shareholders (Note 2):
Class A Shares	(4,694,682)	(3,459,083)
Class B Shares	—	(70,571)
Class C Shares	(1,802,870)	(676,386)
Institutional Shares	(21,193,835)	(8,159,743)
Class R6 Shares	(10,244,004)	(2,195,623)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(37,935,391)	(14,561,406)
Share Transactions:
Proceeds from sale of shares	662,802,599	385,727,221
Net asset value of shares issued to shareholders in payment of distributions declared	32,928,721	14,092,088
Cost of shares redeemed	(310,406,395)	(100,121,714)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	385,324,925	299,697,595
Change in net assets	338,949,217	357,918,760
Net Assets:
Beginning of period	554,516,048	196,597,288
End of period	$893,465,265	$554,516,048
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Notes to Financial Statements
July 31, 2019
1. ORGANIZATION
Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
On March 30, 2017, the Fund's T Share Class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
On February 2, 2018, Class B Shares were converted into the Fund's existing Class A Shares at the close of business pursuant to a Plan of Conversion approved by the Trustees. The conversion occurred on a tax-free basis. The cash value of a shareholder's investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents,
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23

fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
24

Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,649,005 is disclosed in various locations in this Note 2 and Note 5. For the year ended July 31, 2019, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$143,414	$(113,636)
Class C Shares	44,083	(35,128)
Institutional Shares	539,436	(394,234)
Class R6 Shares	57,493	—
TOTAL	$784,426	$(542,998)
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25

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended July 31, 2018, were from net realized gains. Accumulated net investment income (loss) at July 31, 2018, was $(4,620).
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$198,326
Class C Shares	62,216
TOTAL	$260,542
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the
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market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2019, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$82,365,160	$86,378,446
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,528,971	$35,808,747	2,037,550	$47,226,003
Shares issued to shareholders in payment of distributions declared	206,833	4,264,901	141,059	3,180,877
Shares redeemed	(1,439,941)	(34,081,411)	(1,125,462)	(26,908,372)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	295,863	$5,992,237	1,053,147	$23,498,508
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Year Ended July 31	2019		2018
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	127	$2,647
Shares issued to shareholders in payment of distributions declared	—	—	3,272	67,924
Shares redeemed	—	—	(71,006)	(1,527,679)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	—	$—	(67,607)	$(1,457,108)

Year Ended July 31	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	861,349	$19,805,308	337,143	$7,291,692
Shares issued to shareholders in payment of distributions declared	84,088	1,519,470	33,322	669,436
Shares redeemed	(622,248)	(12,775,267)	(88,072)	(1,851,406)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	323,189	$8,549,511	282,393	$6,109,722

Year Ended July 31	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	13,009,742	$313,124,900	10,867,286	$270,992,063
Shares issued to shareholders in payment of distributions declared	906,635	19,519,847	340,659	7,978,235
Shares redeemed	(8,855,829)	(217,649,803)	(2,542,321)	(63,240,851)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	5,060,548	$114,994,944	8,665,624	$215,729,447

Year Ended July 31	2019		2018
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	11,880,605	$294,063,644	2,418,806	$60,214,816
Shares issued to shareholders in payment of distributions declared	354,134	7,624,503	93,789	2,195,616
Shares redeemed	(1,908,361)	(45,899,914)	(261,695)	(6,593,406)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	10,326,378	$255,788,233	2,250,900	$55,817,026
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	16,005,978	$385,324,925	12,184,457	$299,697,595
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, return of capital adjustments and net operating losses.
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For the year ended July 31, 2019, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(473,341)	$473,341
Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income[1]	$19,115,501	$11,703,942
Long-term capital gains	$18,819,890	$ 2,857,464
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$46,318,199
Capital loss deferrals	$(2,093,452)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales.
At July 31, 2019, the cost of investments for federal tax purposes was $931,185,423. The net unrealized appreciation of investments for federal tax purposes was $46,318,199. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $98,729,376 and net unrealized depreciation from investments for those securities having an excess of cost over value of $52,411,177.
Under current tax rules, capital losses on securities transactions and foreign currency losses realized after October 31 and a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of July 31, 2019, for federal income tax purposes, post October losses of $1,434,499 and a late year ordinary loss of $658,953 were deferred to August 1, 2019.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund's average daily net assets. Prior to July 1, 2019, the annual advisory fee was 0.85% of the Fund's average daily net assets. Prior to June 28, 2018, the annual advisory fee was 0.99% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2019, the Adviser voluntarily waived $1,069,697 of its fee and voluntarily reimbursed $542,998 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2019, the Adviser reimbursed $36,310.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$186,742
For the year ended July 31, 2019, FSC retained $41,118 fees paid by the Fund.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2019, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2019, FSC retained $10,808 in sales charges from the sale of Class A Shares. FSC also retained $3,851 of CDSC relating to redemptions of Class C Shares.
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Other Service Fees
For the year ended July 31, 2019, FSSC received $8,562 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2019, were as follows:
Purchases	$1,355,706,541
Sales	$1,014,544,005
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month
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London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of July 31, 2019, the Fund had no outstanding loans. During the year ended July 31, 2019, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2019, there were no outstanding loans. During the year ended July 31, 2019, the program was not utilized.
10. SUBSEQUENT EVENT
On May 16, 2019, the Trustees approved the reorganization of PNC Multi-Factor Small Cap Growth Fund, a portfolio of the PNC Funds, into the Fund. The reorganization is expected to occur in the fourth quarter of 2019, pending approval by the shareholders of the PNC fund.
Additionally, if the reorganization is approved, the “Termination Date” stated under Expense Limitation in the “Investment Adviser Fee and Other Transactions with Affiliates” note shall be extended up to but not including, the later of: (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the reorganization.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2019, the amount of long-term capital gains designated by the Fund was $18,819,890.
For the fiscal year ended July 31, 2019, 9.45% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2019, 8.84% qualify for the dividends received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated MDT Series and shareholders of Federated MDT Small Cap Growth Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Federated MDT Series) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
September 23, 2019
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2019	Ending Account Value 7/31/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,062.00	$5.78
Class C Shares	$1,000	$1,057.80	$9.59
Institutional Shares	$1,000	$1,063.30	$4.50
Class R6 Shares	$1,000	$1,062.80	$4.45
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.20	$5.66
Class C Shares	$1,000	$1,015.50	$9.39
Institutional Shares	$1,000	$1,020.40	$4.41
Class R6 Shares	$1,000	$1,020.50	$4.36
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class C Shares	1.88%
Institutional Shares	0.88%
Class R6 Shares	0.87%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2019
Federated MDT Small Cap Growth Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
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adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated MDTA LLC (the “Adviser”) and its affiliates (collectively “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
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regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other
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factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to fund Peer Groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the Peer Group of funds varied widely in their complexity, and the Board has been informed that the management of the Fund is among the more complex relative to its Peer Group. The Board considered the fact that the Adviser committed to permanently reduce fees of the Fund in an agreed upon amount, such reduction to be effective July 1, 2019.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and
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responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' investment objectives or investment management techniques, or the costs to implement funds, even within the same Peer Group, and that the CCO had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the three-year and five-year periods was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the one-year period. In addition, the Board was informed by the Adviser that the Fund outperformed its benchmark index for the one-year, three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's advisory contract.
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The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
In 2016, the Board approved a reduction of 16 basis points in the contractual advisory fee. In 2018, the Board approved a reduction of 14 basis points in the contractual advisory fee. This change was intended to more closely align the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers. In 2019, the Board approved a further reduction of 5 basis points in the contractual advisory fee.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
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The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the
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information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Small Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R775
CUSIP 31421R767
CUSIP 31421R759
CUSIP 31421R619
37313 (9/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $142,400

Fiscal year ended 2018 – $139,710

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 – $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $27,403 and $32,377, respectively. Fiscal year ended 2019- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2018- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2019 - $624,400

Fiscal year ended 2018 - $1,155,648

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) also has been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involved the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders could vote on the election of members to the Hermes Fund’s committee was not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant is a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 28, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated MDT Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date September 23, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 23, 2019